UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-02675)

Exact name of registrant as specified in charter:	Putnam Tax Exempt Income Fund

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	September 30, 2016

Date of reporting period :	October 1, 2015 — September 30, 2016

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

A world of investing.®

Putnam INVESTMENTS

Putnam Tax Exempt Income Fund

Annual report
9 | 30 | 16

Income funds invest in bonds and other securities with the goal of providing a steady stream of income over time.

FUND SYMBOL
CLASS A
PTAEX

Putnam
Tax Exempt
Income Fund

Annual report
9 | 30 | 16

Message from the Trustees	1

About the fund	2

Interview with your fund’s portfolio manager	4

Performance snapshot	4

Your fund’s performance	10

Your fund’s expenses	13

Terms and definitions	15

Other information for shareholders	16

Important notice regarding Putnam’s privacy policy	17

Trustee approval of management contract	18

Financial statements	23

Federal tax information	55

About the Trustees	56

Officers	58

Consider these risks before investing: Capital gains, if any, are taxable for federal and, in most cases, state purposes. Income from federally tax-exempt funds may be subject to state and local taxes. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is greater for longer-term bonds, and credit risk is greater for below-investment-grade bonds. Unlike bonds, funds that invest in bonds have fees and expenses. Tax-exempt bonds may be issued under the Internal Revenue Code only by limited types of issuers for limited types of projects. As a result, the fund’s investments may be focused in certain market segments and be more vulnerable to fluctuations in the values of the securities it holds than a more broadly invested fund. Interest the fund receives might be taxable. Bond prices may fall or fail to rise over time for several reasons, including general financial market conditions, changing market perceptions of the risk of default, changes in government intervention, and factors related to a specific issuer or industry. These factors may also lead to periods of high volatility and reduced liquidity in the bond markets. You can lose money by investing in the fund.

Message from the Trustees

Dear Fellow Shareholder:

Investors around the world have witnessed generally positive performance from financial markets in 2016. Most stock and bond indexes have added gains, benefiting from a slowly recovering global economy and contending with only intermittent bouts of volatility.

Even advancing markets, however, can pose challenges for investors, including short-term fluctuations that can be unsettling. The key, we believe, is to stay invested, maintain a diversified portfolio, and remain focused on the long term. Also, seeking the counsel of a professional financial advisor, who can help keep your portfolio aligned with your goals, risk tolerance, and time horizon, may prove to be beneficial.

In any market environment, we favor active strategies based on fundamental research, such as the investment approach practiced at Putnam. Backed by a network of global analysts, Putnam portfolio managers bring years of experience to navigating changing market conditions and pursuing investment opportunities. In the following pages, you will find an overview of your fund’s performance for the reporting period ended September 30, 2016, as well as an outlook for the coming months.

Thank you for investing with Putnam.

Putnam Tax Exempt Income Fund

Municipal bonds can play a key role in a tax-smart investment plan

Municipal bonds finance important public projects, such as schools, roads, and hospitals, and they can help investors keep more of the income they receive from their investment. Putnam Tax Exempt Income Fund offers an additional advantage — the flexibility to invest in municipal bonds issued by any state in the country.

The income from a municipal bond is generally exempt from federal income tax. The bonds are backed by either the issuing city, town, or other government entity or by revenues collected from usage fees.

The fund's portfolio managers can select bonds from a variety of state and local governments. Because a state's fiscal health can affect the prices of its bonds, this flexibility is a distinct advantage.

The fund's portfolio managers have worked together at Putnam since 1991.

Thalia Meehan, CFA
Portfolio Manager

Paul M. Drury, CFA
Portfolio Manager

Municipal bonds' tax benefits can make their income even more attractive

Index-based yields as of 9/30/16 (annual after-tax income generated by a hypothetical $100,000 investment)

Pretax yield
Taxable-equivalent yield
5%
4%
3%
2%
1%
0%
1.26% ($713)
2.84% ($1,607)
3.22% ($1,820)
Treasuries
Investment-grade corporates
Municipal bonds

Source: Putnam, as of 9/30/16. Past performance is no guarantee of future results. Yields for Treasuries, investment-grade corporates, and municipal bonds are represented by the average "yield to worst" — a calculation of the lowest possible yield generated without defaulting — of the Bloomberg Barclays U.S. Treasury Index, the Bloomberg Barclays U.S. Credit Index, and the Bloomberg Barclays Municipal Bond Index, respectively. You cannot invest directly in an index. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is greater for longer-term bonds, and credit risk is greater for below-investment-grade bonds. Income from municipal bonds may be subject to the alternative minimum tax. Taxable-equivalent yield and annual after-tax income are based on a 43.40% federal income tax rate. This rate reflects the American Taxpayer Relief Act of 2012 and includes the 3.80% Medicare surtax.

Defaults in the municipal bond market have been a relative rarity

Five-year average cumulative default rates, all rated securities

10%
8%
6%
4%
2%
0%
0.08%
6.60%
Municipal bonds
Corporate bonds

Source: Moody's, U.S. Municipal Bond Defaults and Recoveries, 1970–2015 (May 2016). Most recent data available.

2 Tax Exempt Income Fund
Tax Exempt Income Fund 3

Interview with your fund’s portfolio manager

How was the market environment for municipal bonds during the 12-month reporting period ended September 30, 2016?

Municipal bonds enjoyed solid performance, benefiting from falling U.S. Treasury, municipal, and global interest rates and, in some cases, negative yields on non-U.S. sovereign bonds, which motivated income-oriented investors to look outside of more traditional fixed-income alternatives. As such, international buyers and banking institutions were drawn to the attractive yields offered by U.S. municipal bonds, joining the more traditional base of tax-averse investors. Demand for the asset class also increased when investors sought refuge during periods of heightened market volatility.

This strong demand helped to support prices for much of the reporting period. However, after the United Kingdom’s surprise vote to leave the European Union this past June, and the relief rally that followed this past July, municipal bond performance moderated in the final weeks of the reporting period, when higher-quality assets lagged stocks and other

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 4.00%; had they, returns would have been lower. See pages 5 and 10–12 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* The fund’s benchmark, the Bloomberg Barclays Municipal Bond Index, was introduced on 12/31/79, which post-dates the inception of the fund’s class A shares.

4 Tax Exempt Income Fund

riskier assets. Despite the modest slowdown in demand and relatively flat performance during July and August in which investors were willing to take on more risk, the asset class did not experience much price volatility.

After beginning the process of normalizing interest rates in December 2015, the Federal Reserve held its benchmark federal funds rate steady for the balance of the reporting period. The Fed’s more dovish stance, which often reflected concern about the risks that global developments posed for the U.S. economy, generally supported municipal bond prices as well, in our view.

For the 12-month reporting period ended September 30, 2016, the Bloomberg Barclays Municipal Bond Index [the fund’s benchmark index] returned 5.58%, outperforming the Bloomberg Barclays U.S. Aggregate Bond Index and the BofA Merrill Lynch U.S. 3-Month Treasury Bill Index, which returned 5.19% and 0.27%, respectively. Against this backdrop, higher-yielding, lower-rated municipal bonds outperformed lower-yielding, higher-rated municipal bonds. Municipal bonds with longer maturities outperformed those with shorter maturities.

How would you characterize the supply/demand picture at period-end?

The supply/demand backdrop for municipal bonds weakened slightly in the third calendar quarter of 2016 compared with the preceding quarters, resulting in a more neutral technical picture overall, in our view. Fund inflows, a measure of investor demand, continued into the asset class, but at a slower pace. Despite the slowed pace of demand toward the end of the reporting period, the record amount of inflows for the nine months ending September 30, 2016, represented the largest inflow for the nine-month period during the past 25 years. Meanwhile, municipal bond issuance swelled to 30-year records in August and September. The increased issuance puts the asset class on pace to surpass the $400 billion mark in 2016 and potentially exceed 2015’s $404 billion — one of the largest amounts on record for one year.

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 9/30/16. See pages 4 and 10–12 for additional fund performance information. Index descriptions can be found on page 15.

Tax Exempt Income Fund 5

What contributed to the rise in municipal bond issuance?

Tax-exempt municipal bonds have long been a vital and effective tool for financing public projects such as roads, schools, and hospitals. With attention increasingly turning to the aging infrastructure in this country, cash-strapped state and local governments have turned to the municipal bond market to fund these projects. Issuance in the health-care and utilities sectors has been especially strong.

Another factor contributing to the spike in issuance was the decision by many issuers to move up their municipal bond offerings ahead of the presidential election and a potential year-end interest-rate hike by the Fed.

How did the fund perform for the period?

Thanks in large part to a patient Fed, it proved to be a friendly environment for interest-rate-sensitive securities. U.S. Treasury rates fell and prices rose, and municipal bonds followed suit. For the period, the fund delivered positive absolute performance but underperformed its benchmark and its Lipper peer group average.

What was your investment approach in this environment?

Many of our investment themes remained in place. They included duration positioning, or interest-rate sensitivity, that was slightly below the median of the Lipper peer group; overweight exposure, relative to the benchmark index, to municipal bonds rated BBB; a preference for higher-education, essential service utilities, and continuing-care retirement community bonds relative to the Lipper group; and an underweight position in Puerto Rico-based issuers relative to the fund’s Lipper peers. However, at the beginning of 2016, in

Top 10 state allocations are shown as a percentage of the fund’s net assets as of 9/30/16. Investments in Puerto Rico represented 0.0% of the fund’s net assets. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

6 Tax Exempt Income Fund

response to market volatility, marginal growth, and a dovish Fed, we extended the portfolio’s duration by a modest amount, becoming more neutral in our positioning. This decision was beneficial for performance during the reporting period.

We did not expect municipal credit spreads [the difference in yield between higher- and lower-quality municipal bonds] to widen by a large margin in the near term, nor did we believe that spreads would tighten much, as they remained close to their lowest point since the onset of the credit crisis. In our opinion, downside risks included flows to municipal bonds turning decidedly negative or interest rates spiking higher. At the end of the reporting period, we maintained a generally neutral duration position and a somewhat higher cash allocation.

What is your outlook for the Fed’s rate policy in the coming months?

Against a backdrop of tame inflation and concerns about macroeconomic developments, the Fed held interest rates steady during the quarter. On several occasions, the central bank stated that it is predisposed to delaying further rate hikes until stronger evidence of U.S. economic growth materializes, especially in light of second-quarter gross domestic product that was weaker than expected. However, as the third quarter progressed, some members of the Fed’s interest-rate-setting committee

Credit qualities are shown as a percentage of the fund’s net assets as of 9/30/16. A bond rated BBB or higher (SP-3 or higher, for short-term debt) is considered investment grade. This chart reflects the highest security rating provided by one or more of Standard & Poor’s, Moody’s, and Fitch. Ratings may vary over time.

Cash and net other assets, if any, represent the market value weights of cash, derivatives, and short-term securities in the portfolio. The fund itself has not been rated by an independent rating agency.

Tax Exempt Income Fund 7

voiced disagreement with the decision to keep interest rates low as a way to boost the U.S. economy. With the labor market tightening, the dissenters argued that the time had come for modest gradual increases in interest rates to best promote a more sustainable and balanced economic recovery.

Following the Fed’s September meeting, Chair Janet Yellen acknowledged that U.S. growth appears stronger and that she expected one interest-rate increase this year if the job market continued to improve and no new macroeconomic risks materialized. At the end of the third quarter, many Fed observers were looking to the December policy meeting — after the presidential election — for the Fed to act on interest rates.

In the meantime, we believe that a data-dependent Fed on hold bodes well for municipal bond prices. As we look to the fourth quarter, the technical picture may have weakened slightly, but we still view the asset class as fairly valued. Should returns continue to moderate, we still believe that the $3.8 trillion tax-free municipal bond market, with its relatively stable credit fundamentals and low default rate, is on solid footing and represents a high-quality investment option for income-oriented investors.

Thank you, Thalia, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the

This chart shows the fund’s largest allocation shifts, by percentage, over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

8 Tax Exempt Income Fund

fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk. Statements in the Q&A concerning the fund’s performance or portfolio composition relative to those of the fund’s Lipper peer group may reference information produced by Lipper Inc. or through a third party.

Portfolio Manager Thalia Meehan holds a B.A. from Williams College. She joined Putnam in 1989 and has been in the investment industry since 1983.

In addition to Thalia, your fund’s portfolio manager is Paul M. Drury, CFA. He holds a B.A. from Suffolk University. Paul has been in the investment industry since he joined Putnam in 1989.

IN THE NEWS

In its October World Economic Outlook, the International Monetary Fund (IMF) projected that global growth will decelerate to 3.1% in 2016 before bouncing back to 3.4% next year. The Washington-based IMF shaved 0.1% off its 2016 and 2017 forecasts relative to its April Outlook, citing “weaker-than-expected” growth in the United States in the first half of 2016 and downside risk associated with Brexit, the United Kingdom’s decision to depart the European Union, as factors affecting this subdued outlook. Although the initial market reaction to Brexit was “contained,” the U.K. referendum is eventually “expected to have negative macroeconomic consequences, especially in the United Kingdom,” the report states. The IMF slashed its 2016 growth rate for advanced economies to 1.6%. Emerging markets and developing economies, meanwhile, will “strengthen slightly” this year to 4.2% after five straight years of declines, as projected by the IMF. While the IMF’s outlook for these developing economies is “uneven,” they account for more than 75% of projected world growth in 2016, according to the IMF, benefiting from low interest rates in advanced economies, stabilizing commodity prices, and diminishing concerns about China’s short-term economic prospects.

Tax Exempt Income Fund 9

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended September 30, 2016, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 9/30/16

	Class A		Class B		Class C		Class M		Class Y
(inception dates)	(12/31/76)		(1/4/93)		(7/26/99)		(2/16/95)		(1/2/08)

	Before	After					Before	After	Net
	sales	sales	Before	After	Before	After	sales	sales	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value

Annual average
(life of fund)	6.54%	6.44%	6.36%	6.36%	5.69%	5.69%	6.14%	6.06%	6.60%

10 years	53.48	47.34	46.30	46.30	41.78	41.78	49.23	44.38	56.69
Annual average	4.38	3.95	3.88	3.88	3.55	3.55	4.08	3.74	4.59

5 years	25.19	20.18	21.27	19.27	20.31	20.31	23.48	19.47	26.64
Annual average	4.60	3.74	3.93	3.59	3.77	3.77	4.31	3.62	4.84

3 years	17.68	12.97	15.46	12.46	14.90	14.90	16.62	12.83	18.40
Annual average	5.58	4.15	4.91	3.99	4.74	4.74	5.26	4.10	5.79

1 year	5.54	1.31	4.87	–0.13	4.70	3.70	5.22	1.80	5.75

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 4.00% and 3.25% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class Y shares have no initial sales charge or CDSC. Performance for class B, C, M, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance reflects conversion to class A shares after eight years.

10 Tax Exempt Income Fund

Comparative index returns For periods ended 9/30/16

		Lipper General & Insured
	Bloomberg Barclays	Municipal Debt Funds
	Municipal Bond Index	category average*

Annual average (life of fund)	—†	5.89%

10 years	59.02%	49.61
Annual average	4.75	4.08

5 years	24.51	26.20
Annual average	4.48	4.74

3 years	17.55	18.20
Annual average	5.54	5.71

1 year	5.58	5.78

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Over the 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 9/30/16, there were 267, 230, 209, 154, and 9 funds, respectively, in this Lipper category.

† The fund’s benchmark, the Bloomberg Barclays Municipal Bond Index, was introduced on 12/31/79, which post-dates the inception of the fund’s class A shares.

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and C shares would have been valued at $14,630 and $14,178, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,675 after sales charge) would have been valued at $14,438. A $10,000 investment in the fund’s class Y shares would have been valued at $15,669.

Tax Exempt Income Fund 11

Fund price and distribution information For the 12-month period ended 9/30/16

Distributions	Class A		Class B	Class C	Class M		Class Y

Number	12		12	12	12		12

Income [1]	$0.314577		$0.258401	$0.244882	$0.289240		$0.333734

Capital gains [2]	—		—	—	—		—

Total	$0.314577		$0.258401	$0.244882	$0.289240		$0.333734

	Before	After	Net	Net	Before	After	Net
	sales	sales	asset	asset	sales	sales	asset
Share value	charge	charge	value	value	charge	charge	value

9/30/15	$8.70	$9.06	$8.70	$8.72	$8.73	$9.02	$8.72

9/30/16	8.86	9.23	8.86	8.88	8.89	9.19	8.88

	Before	After	Net	Net	Before	After	Net
	sales	sales	asset	asset	sales	sales	asset
Current rate (end of period)	charge	charge	value	value	charge	charge	value

Current dividend rate [3]	3.73%	3.58%	3.11%	2.96%	3.44%	3.33%	3.94%

Taxable equivalent [4]	6.59	6.33	5.49	5.23	6.08	5.88	6.96

Current 30-day SEC yield [5]	N/A	1.22	0.64	0.49	N/A	0.96	1.48

Taxable equivalent [4]	N/A	2.16	1.13	0.87	N/A	1.70	2.61

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (4.00% for class A shares and 3.25% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

1 For some investors, investment income may be subject to the federal alternative minimum tax.

2 Capital gains, if any, are taxable for federal and, in most cases, state purposes.

3 Most recent distribution, including any return of capital and excluding capital gains, annualized and divided by share price before or after sales charge at period-end.

4 Assumes maximum 43.40% federal tax rate for 2016. Results for investors subject to lower tax rates would not be as advantageous.

5 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

12 Tax Exempt Income Fund

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class Y

Total annual operating expenses for the fiscal
year ended 9/30/15	0.75%	1.38%	1.53%	1.03%	0.53%

Annualized expense ratio for the six-month
period ended 9/30/16*	0.77%	1.40%	1.55%	1.05%	0.55%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

* Expense ratios for each class are for the fund’s most recent fiscal half year. As a result of this, ratios may differ from expense ratios based on one-year data in the financial highlights.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 4/1/16 to 9/30/16. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class Y

Expenses paid per $1,000*†	$3.90	$7.08	$7.83	$5.31	$2.79

Ending value (after expenses)	$1,025.60	$1,022.30	$1,021.50	$1,024.00	$1,026.70

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 9/30/16. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Tax Exempt Income Fund 13

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 9/30/16, use the following calculation method. To find the value of your investment on 4/1/16, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class Y

Expenses paid per $1,000*†	$3.89	$7.06	$7.82	$5.30	$2.78

Ending value (after expenses)	$1,021.15	$1,018.00	$1,017.25	$1,019.75	$1,022.25

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 9/30/16. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

14 Tax Exempt Income Fund

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 4.00% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Fixed-income terms

Current rate is the annual rate of return earned from dividends or interest of an investment. Current rate is expressed as a percentage of the price of a security, fund share, or principal investment.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative indexes

Bloomberg Barclays Municipal Bond Index is an unmanaged index of long-term fixed-rate investment-grade tax-exempt bonds.

Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Tax Exempt Income Fund 15

Other information for shareholders

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2016, are available in the Individual Investors section of putnam.com, and on the Securities and Exchange Commission (SEC) website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of September 30, 2016, Putnam employees had approximately $500,000,000 and the Trustees had approximately $133,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

16 Tax Exempt Income Fund

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

Tax Exempt Income Fund 17

Trustee approval of management contract

General conclusions

The Board of Trustees of The Putnam Funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management, LLC (“Putnam Management”) and the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”). The Board, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of The Putnam Funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel discussed with representatives of Putnam Management the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review, identifying possible changes in these materials that might be necessary or desirable for the coming year. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management and its affiliates furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2016, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided, as well as supplemental information provided in response to an additional request made by the Contract Committee. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for The Putnam Funds and the Independent Trustees.

In May 2016, the Contract Committee met in executive session to discuss and consider its recommendations with respect to the continuance of the contracts. At the Trustees’ June 24, 2016 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial, performance and other data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its recommendations. The Contract Committee then recommended, and the Independent Trustees approved, the continuance of your fund’s management and sub-management contracts, effective July 1, 2016. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not attempted to evaluate PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, the costs incurred by Putnam Management in providing services to the

18 Tax Exempt Income Fund

fund, and the continued application of certain reductions and waivers noted below; and

• That the fee schedule in effect for your fund represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years. For example, with some minor exceptions, the funds’ current fee arrangements under the management contracts were first implemented at the beginning of 2010 following extensive review by the Contract Committee and discussions with representatives of Putnam Management, as well as approval by shareholders.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to shareholders. (In a few instances, funds have implemented so-called “all-in” management fees covering substantially all routine fund operating costs.)

In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment style, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not indicate that changes to the management fee structure for your fund would be appropriate at this time.

Under its management contract, your fund has the benefit of breakpoints in its management fee schedule that provide shareholders with economies of scale in the form of reduced fee rates as assets under management in the Putnam family of funds increase. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale between fund shareholders and Putnam Management.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to support the effort to have fund expenses meet competitive standards, the Trustees and Putnam Management have implemented certain expense limitations that were in effect during your fund’s fiscal year ending in 2015. These expense limitations were: (i) a contractual expense limitation applicable to specified retail open-end funds, including your fund, of 32 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to specified open-end funds, including your fund, of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, distribution fees, investor servicing fees, investment-related expenses, interest, taxes,

Tax Exempt Income Fund 19

brokerage commissions, acquired fund fees and expenses and extraordinary expenses). These expense limitations attempt to maintain competitive expense levels for the funds. Most funds, including your fund, had sufficiently low expenses that these expense limitations were not operative during their fiscal years ending in 2015. Putnam Management has agreed to maintain these expense limitations until at least January 30, 2018 and to reduce the contractual expense limitation on investor servicing fees and expenses from 32 basis points to 25 basis points effective September 1, 2016. Putnam Management’s support for these expense limitation arrangements was an important factor in the Trustees’ decision to approve the continuance of your fund’s management and sub-management contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Broadridge Financial Solutions, Inc. (“Broadridge”). This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the first quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the second quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2015. The first quintile represents the least expensive funds and the fifth quintile the most expensive funds. The fee and expense data reported by Broadridge as of December 31, 2015 reflected the most recent fiscal year-end data available in Broadridge’s database at that time.

In connection with their review of fund management fees and total expenses, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the Putnam funds at that time.

The information examined by the Trustees as part of their annual contract review for the Putnam funds included information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, sub-advised third-party mutual funds, and the like. This information included comparisons of those fees with fees charged to the Putnam funds, as well as an assessment of the differences in the services provided to these different types of clients. The Trustees observed that the differences in fee rates between these clients and the Putnam funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect, among other things, historical competitive forces operating in separate markets. The Trustees considered

20 Tax Exempt Income Fund

the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its other clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the investment oversight committees of the Trustees, which meet on a regular basis with the funds’ portfolio teams and with the Chief Investment Officer and other senior members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that 2015 was a year of mixed performance results for the Putnam funds, with generally strong results for the international equity, global sector and global asset allocation funds, but generally disappointing results for the U.S. and small-cap equity, Spectrum and fixed income funds. They noted that the longer-term performance of the Putnam funds generally continued to be strong, exemplified by the fact that the Putnam funds were ranked by the Barron’s/Lipper Fund Families survey as the 18th-best performing mutual fund complex out of 58 complexes for the five-year period ended December 31, 2015. They also noted, however, the disappointing investment performance of some funds for periods ended December 31, 2015 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional actions to address areas of underperformance are warranted.

For purposes of evaluating investment performance, the Trustees generally focus on a competitive industry ranking of each fund’s total net return over a one-year, three-year and five-year period. For a number of Putnam funds with relatively unique investment mandates for which meaningful competitive performance rankings are not considered to be available, the Trustees evaluated performance based on their total gross and net returns and, in most cases, comparisons of those returns with the returns of selected investment benchmarks. In the case of your fund, the Trustees considered that its class A share cumulative total return performance at net asset value was in the following quartiles of its Lipper Inc. (“Lipper”) peer group (Lipper General & Insured Municipal Debt Funds) for the one-year, three-year and five-year periods ended December 31, 2015 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds):

One-year period	3rd

Three-year period	3rd

Five-year period	3rd

Over the one-year, three-year and five-year periods ended December 31, 2015, there were 259, 224 and 208 funds, respectively, in your

Tax Exempt Income Fund 21

fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

The Trustees also considered Putnam Management’s continued efforts to support fund performance through initiatives including structuring compensation for portfolio managers and research analysts to enhance accountability for fund performance, emphasizing accountability in the portfolio management process, and affirming its commitment to a fundamental-driven approach to investing. The Trustees noted further that Putnam Management continued to strengthen its fundamental research capabilities by adding new investment personnel.

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used primarily to acquire brokerage and research services (including third-party research and market data) that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft dollars continues to be used to pay fund expenses. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management and sub-management contracts, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are reasonable in relation to the nature and quality of such services, the fees paid by competitive funds, and the costs incurred by PSERV and PRM, as applicable, in providing such services.

22 Tax Exempt Income Fund

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Tax Exempt Income Fund 23

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders
Putnam Tax Exempt Income Fund:

We have audited the accompanying statement of assets and liabilities of Putnam Tax Exempt Income Fund (the fund), including the fund’s portfolio, as of September 30, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2016, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam Tax Exempt Income Fund as of September 30, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
November 11, 2016

24 Tax Exempt Income Fund

The fund’s portfolio 9/30/16

Key to holding’s abbreviations

ABAG Association Of Bay Area Governments	FRB Floating Rate Bonds: the rate shown
AGC Assured Guaranty Corp.	is the current interest rate at the close of the
AGM Assured Guaranty Municipal Corporation	reporting period
AMBAC AMBAC Indemnity Corporation	G.O. Bonds General Obligation Bonds
BAM Build America Mutual	GNMA Coll. Government National Mortgage
COP Certificates of Participation	Association Collateralized
FCS Farm Credit System	NATL National Public Finance Guarantee Corp.
FGIC Financial Guaranty Insurance Company	PSFG Permanent School Fund Guaranteed
FHL Banks Coll. Federal Home Loan Banks	Radian Insd. Radian Group Insured
System Collateralized	SGI Syncora Guarantee, Inc.
FHLMC Coll. Federal Home Loan Mortgage	U.S. Govt. Coll. U.S. Government Collateralized
Corporation Collateralized	VRDN Variable Rate Demand Notes, which are
FNMA Coll. Federal National Mortgage	floating-rate securities with long-term maturities
Association Collateralized	that carry coupons that reset and are payable upon
demand either daily, weekly or monthly. The rate
shown is the current interest rate at the close of the
reporting period.

MUNICIPAL BONDS AND NOTES (97.1%)*	Rating**	Principal amount	Value

Alabama (0.7%)
Cullman Cnty., Hlth. Care Auth. Rev. Bonds
(Cullman Regl. Med. Ctr.), Ser. A, 7.00%, 2/1/36	Ba1	$1,750,000	$1,900,238

Jefferson Cnty., Swr. Rev. Bonds, Ser. D,
6.50%, 10/1/53	BBB–	1,000,000	1,257,380

Selma, Indl. Dev. Board Rev. Bonds (Gulf
Opportunity Zone Intl. Paper Co.), Ser. A,
6.25%, 11/1/33	BBB	3,500,000	4,031,510

			7,189,128
Arizona (1.6%)
Casa Grande, Indl. Dev. Auth. Rev. Bonds
(Casa Grande Regl. Med. Ctr.), Ser. A, 7.625%,
12/1/29 (escrow) F	D/P	2,850,000	8,519

Coconino Cnty., Poll. Control Rev. Bonds (Tucson
Elec. Pwr. Co. — Navajo), Ser. A, 5.125%, 10/1/32	A3	2,000,000	2,190,220

Glendale, Indl. Dev. Auth. Rev. Bonds (Midwestern
U.), 5.125%, 5/15/40	A	3,500,000	3,890,775

Glendale, Indl. Dev. Auth. Sr. Living Fac.
Rev. Bonds (Royal Oaks Life Care Cmnty.),
5.00%, 5/15/39 ##	A/F	3,000,000	3,482,340

Maricopa Cnty., Poll. Control Rev. Bonds (El Paso
Elec. Co.), Ser. A, 7.25%, 2/1/40	Baa1	3,300,000	3,746,820

Phoenix, Indl. Dev. Auth. Ed. Rev. Bonds (Great
Hearts Academies), 5.00%, 7/1/44	BBB–	1,000,000	1,129,060

Salt Verde, Fin. Corp. Gas Rev. Bonds,
5.50%, 12/1/29	Baa1	1,750,000	2,253,510

			16,701,244

Tax Exempt Income Fund 25

MUNICIPAL BONDS AND NOTES (97.1%)* cont.	Rating**	Principal amount	Value

California (8.6%)
ABAG Fin. Auth. for Nonprofit Corps. Rev. Bonds
(Episcopal Sr. Cmntys.), Ser. A, 5.00%, 7/1/42	BBB+/F	$1,300,000	$1,450,592

CA Muni. Fin. Auth. COP (Cmnty. Hosp. Central
CA), 5.25%, 2/1/37	A–	1,525,000	1,543,376

CA Muni. Fin. Auth. Rev. Bonds (Biola U.),
5.875%, 10/1/34	Baa1	1,500,000	1,599,720

CA State G.O. Bonds
6.50%, 4/1/33	Aa3	5,000,000	5,699,600
5.75%, 4/1/31	Aa3	10,000,000	11,209,500
5.50%, 3/1/40	Aa3	10,300,000	11,762,291

CA State Dept. of Wtr. Resources Rev. Bonds
(Central Valley)
U.S. Govt. Coll., 5.00%, 12/1/29
(Prerefunded 6/1/18)	AA+	4,825,000	5,160,048
Ser. AE, 5.00%, 12/1/29	AAA	175,000	186,583

CA State Edl. Fac. Auth. Rev. Bonds
(Pacific U.), Ser. A, 5.00%, 11/1/30	A2	750,000	878,535
(Santa Clara U.), 5.00%, 4/1/23	Aa3	375,000	462,649

CA State Infrastructure & Econ. Dev. Bank Rev.
Bonds (Science Ctr. Phase II), Ser. B, FGIC, NATL,
5.00%, 5/1/23	AA–	640,000	641,939

CA State Poll. Control Fin. Auth. Rev. Bonds (Wtr.
Furnishing), 5.00%, 11/21/45	Baa3	3,000,000	3,372,930

CA State Pub. Wks. Board Rev. Bonds
Ser. I-1, 6.125%, 11/1/29	A1	2,000,000	2,310,660
Ser. A-1, 6.00%, 3/1/35	A1	3,100,000	3,602,944
(Capital Projects), Ser. A, 5.00%, 4/1/29	A1	3,605,000	4,242,472

CA Statewide Cmnty. Dev. Auth. Rev. Bonds
(899 Charleston, LLC), Ser. A, 5.25%, 11/1/44	BB/P	655,000	742,370
AGM, 5.00%, 11/15/44	AA	1,500,000	1,782,210

Corona-Norco, School Dist. Pub. Fin. Auth. Special
Tax Bonds, Ser. A, 5.00%, 9/1/35	A–	585,000	689,399

Los Angeles, Dept. of Arpt. Rev. Bonds (Los
Angeles Intl. Arpt.)
Ser. B, 5.00%, 5/15/33	AA–	1,000,000	1,204,820
5.00%, 5/15/30	AA	2,000,000	2,376,600

Los Angeles, Unified School Dist. G.O. Bonds,
Ser. I, 5.00%, 7/1/26	Aa2	5,000,000	5,549,000

M-S-R Energy Auth. Rev. Bonds, Ser. A,
6.50%, 11/1/39	BBB+	2,250,000	3,298,590

Oakland, Alameda Cnty. Unified School Dist. G.O.
Bonds, Ser. A, 5.00%, 8/1/40	Aa3	1,000,000	1,201,180

Port of Oakland, Rev. Bonds, Ser. P, 5.00%, 5/1/33	A+	1,240,000	1,434,506

Riverside Cnty., Asset Leasing Corp. Rev. Bonds
(Riverside Cnty. Hosp.), NATL, zero %, 6/1/25	AA–	4,000,000	3,326,920

Sacramento, City Fin. Auth. Tax Alloc. Bonds,
Ser. A, FGIC, NATL, zero %, 12/1/22	AA–	7,500,000	6,655,575

Sacramento, Regl. Trans. Dist. Rev. Bonds
(Farebox), 5.00%, 3/1/25	A3	1,000,000	1,138,390

26 Tax Exempt Income Fund

MUNICIPAL BONDS AND NOTES (97.1%)* cont.	Rating**	Principal amount	Value

California cont.
Stockton, Pub. Wtr. Fin. Auth. Rev. Bonds (Delta
Wtr. Supply), Ser. A, 6.25%, 10/1/40	A	$1,375,000	$1,739,018

Turlock, Irrigation Dist. Rev. Bonds, Ser. A, 5.00%,
1/1/40 (Prerefunded 1/1/20)	AA–	2,000,000	2,260,460

			87,522,877
Colorado (2.0%)
CO State Hlth. Fac. Auth. Rev. Bonds
(Evangelical Lutheran Good Samaritan Society
Oblig. Group (The)), 5.50%, 6/1/33	Baa1	650,000	768,853
(Valley View Assn.), 5.25%, 5/15/42	A–	1,500,000	1,533,975
(Evangelical Lutheran Good Samaritan Society
Oblig. Group (The)), 5.25%, 6/1/22	Baa1	290,000	290,879
(Evangelical Lutheran Good Samaritan Society
Oblig. Group (The)), Ser. A, 5.00%, 6/1/45	Baa1	2,000,000	2,299,560
(Valley View Hosp. Assn.), 5.00%, 5/15/45	A–	1,000,000	1,158,150
(Covenant Retirement Cmnty.), Ser. A,
5.00%, 12/1/35	BBB+/F	1,000,000	1,157,210
(Covenant Retirement Cmnty.), Ser. A,
5.00%, 12/1/33	BBB+/F	1,650,000	1,857,867

Denver City & Cnty., Arpt. Rev. Bonds (Sub. Syst.),
Ser. A, 5.50%, 11/15/31	A2	1,925,000	2,296,275

E-470 CO Pub. Hwy. Auth. Rev. Bonds, Ser. A,
NATL, zero %, 9/1/34	AA–	13,000,000	7,627,620

Park Creek Metro. Dist. Tax Allocation Bonds
(Sr. Ltd. Property Tax Supported), Ser. A,
5.00%, 12/1/45	BBB/F	225,000	260,199

Regl. Trans. Dist. Rev. Bonds (Denver Trans.
Partners), 6.00%, 1/15/41	Baa3	750,000	858,608

			20,109,196
Delaware (0.6%)
DE State Econ. Dev. Auth. Rev. Bonds
(Delmarva Pwr.), 5.40%, 2/1/31	Baa1	1,700,000	1,934,481
(Indian River Pwr.), 5.375%, 10/1/45	Baa3	4,200,000	4,593,876

			6,528,357
District of Columbia (2.6%)
DC G.O. Bonds, Ser. C, 5.00%, 6/1/38	Aa1	2,000,000	2,397,200

DC Rev. Bonds
(Howard U.), Ser. A, 6.50%, 10/1/41	BBB	3,000,000	3,311,850
(Kipp Charter School), 6.00%, 7/1/33	BBB+	950,000	1,141,929

DC Ballpark Rev. Bonds, Ser. B-1, FGIC, NATL,
5.00%, 2/1/25	AA–	1,035,000	1,038,612

DC U. Rev. Bonds (Gallaudet U.)
5.50%, 4/1/41	A+	2,000,000	2,304,680
5.50%, 4/1/34	A+	1,000,000	1,160,740

DC, Wtr. & Swr. Auth. Pub. Util. Rev. Bonds, Ser. B
5.00%, 10/1/37	AA+	3,135,000	3,818,806
5.00%, 10/1/35	AA+	5,000,000	6,122,450

Metro. Washington, Arpt. Auth. Dulles Toll Rd.
Rev. Bonds (Metrorail), Ser. A, zero %, 10/1/37	Baa1	11,000,000	4,940,650

			26,236,917

Tax Exempt Income Fund 27

MUNICIPAL BONDS AND NOTES (97.1%)* cont.	Rating**	Principal amount	Value

Florida (5.7%)
Brevard Cnty., Hlth. Care Fac. Auth. Rev. Bonds
(Health First, Inc.), U.S. Govt. Coll., 7.00%, 4/1/39
(Prerefunded 4/1/19)	A2	$4,000,000	$4,597,040

Central FL Expressway Auth. Rev. Bonds, Ser. B,
5.00%, 7/1/34 ##	A2	1,700,000	2,051,458

Double Branch Cmnty. Dev. Dist. Special Assmt.
Bonds, Ser. A-1, 4.25%, 5/1/34	A–	890,000	954,801

FL State Muni. Pwr. Agcy. Rev. Bonds (All
Requirements Pwr. Supply), Ser. A
5.00%, 10/1/31	A2	495,000	529,833
U.S. Govt. Coll., 5.00%, 10/1/31
(Prerefunded 10/1/18)	AAA/P	2,805,000	3,031,195

Halifax Hosp. Med. Ctr. Rev. Bonds, 5.00%, 6/1/36	A–	2,250,000	2,635,020

Lakeland, Hosp. Syst. Rev. Bonds
(Lakeland Regl. Hlth.), 5.00%, 11/15/40	A2	2,175,000	2,518,280
(Lakeland Regl. Hlth. Syst.), 5.00%, 11/15/29	A2	1,535,000	1,872,884

Lee Cnty., Rev. Bonds, SGI, 5.00%, 10/1/25
(Prerefunded 10/1/16)	Aa2	5,500,000	5,500,000

Miami-Dade Cnty., Rev. Bonds (Tran. Syst. Sales
Surtax), 5.00%, 7/1/42	AA	3,000,000	3,466,200

Miami-Dade Cnty., Aviation Rev. Bonds
Ser. B, 5.00%, 10/1/41	A2	5,000,000	5,560,150
Ser. A, 5.00%, 10/1/38	A	1,750,000	2,023,963
5.00%, 10/1/28	A2	500,000	597,200

Miami-Dade Cnty., Expressway Auth. Toll Syst.
Rev. Bonds, Ser. A, 5.00%, 7/1/44	A2	1,000,000	1,158,860

Orange Cnty., Hlth. Fac. Auth. Rev. Bonds
(Presbyterian Retirement Cmntys.),
5.00%, 8/1/34	A–/F	1,800,000	2,094,246

Palm Beach Cnty., Hlth. Fac. Auth. Rev. Bonds
(Acts Retirement-Life Cmnty.), 5.50%, 11/15/33
(Prerefunded 11/15/20)	A–/F	5,000,000	5,888,500
(Acts Retirement-Life Cmnty., Inc.),
5.00%, 11/15/32	A–/F	5,000,000	6,026,250

South Broward, Hosp. Dist. Rev. Bonds, NATL,
4.75%, 5/1/28	AA	2,000,000	2,045,580

Southeast Overtown Park West Cmnty.
Redev. Agcy. 144A Tax Alloc. Bonds, Ser. A-1,
5.00%, 3/1/30	BBB+	480,000	546,043

Sunrise, Util. Syst. Rev. Bonds, AMBAC,
5.20%, 10/1/22	AA–	3,405,000	3,685,913

Tampa, Hlth. Syst. Rev. Bonds (Baycare), Ser. A,
5.00%, 11/15/46	Aa2	700,000	834,162

			57,617,578
Georgia (3.7%)
Atlanta, Arpt. Rev. Bonds (Hartsfield-Jackson Intl.
Arpt.), Ser. A, 5.00%, 1/1/35	Aa3	2,000,000	2,222,460

Atlanta, Arpt. Passenger Fac. Charge Rev. Bonds,
5.00%, 1/1/31	Aa3	3,075,000	3,702,915

28 Tax Exempt Income Fund

MUNICIPAL BONDS AND NOTES (97.1%)* cont.	Rating**	Principal amount	Value

Georgia cont.
Atlanta, Wtr. & Waste Wtr. Rev. Bonds
Ser. A, 6.25%, 11/1/39 (Prerefunded 11/1/19)	Aa3	$4,500,000	$5,220,405
5.00%, 11/1/43	Aa3	2,750,000	3,279,815
5.00%, 11/1/40	Aa3	4,860,000	5,808,721

Forsyth Cnty., Hosp. Auth. Rev. Bonds (Baptist
Hlth. Care Syst.), U.S. Govt. Coll., 6.25%, 10/1/18
(Escrowed to maturity)	AA+	255,000	267,074

Fulton Cnty., Dev. Auth. Rev. Bonds (GA Tech
Athletic Assn.), Ser. A, 5.00%, 10/1/42	A2	2,250,000	2,623,658

GA State Private College & U. Auth. Rev.
Bonds (Emory U.)
Ser. A, 5.00%, 10/1/43	Aa2	2,400,000	2,848,512
Ser. B, 5.00%, 9/1/29	Aa2	2,250,000	2,500,223

Gainesville & Hall Cnty., Hosp. Auth. Rev. Bonds
(Northeast GA Hlth. Care), Ser. S, 5.50%, 8/15/54	AA–	1,825,000	2,234,183

Main St. Natural Gas, Inc. Rev. Bonds (GA Gas),
Ser. A, 5.50%, 9/15/21	BBB+	370,000	434,865

Marietta, Dev. Auth. Rev. Bonds (Fac. of Life U.,
Inc.), 7.00%, 6/15/39	Ba3	2,450,000	2,569,487

Muni. Election Auth. of GA Rev. Bonds (Plant
Voltage Units 3 & 4), Ser. A, 5.50%, 7/1/60	A+	3,500,000	4,285,680

			37,997,998
Guam (0.1%)
Territory of GU, Pwr. Auth. Rev. Bonds, Ser. A
5.00%, 10/1/34	Baa2	200,000	223,724
AGM, 5.00%, 10/1/30	AA	500,000	584,265

			807,989
Illinois (5.6%)
Chicago, G.O. Bonds
Ser. B-2, 5.50%, 1/1/37	BBB+	6,000,000	6,345,300
Ser. A, 5.25%, 1/1/33	BBB+	1,200,000	1,261,800

Chicago, Board of Ed. G.O. Bonds, Ser. C,
5.25%, 12/1/39	B+	3,500,000	3,285,800

Chicago, Motor Fuel Tax Rev. Bonds, AGM
5.00%, 1/1/33	AA	1,000,000	1,137,590
5.00%, 1/1/30	AA	200,000	229,772

Chicago, O’Hare Intl. Arpt. Rev. Bonds
Ser. A, 5.75%, 1/1/39	A2	1,650,000	1,909,677
Ser. F, 5.00%, 1/1/40	A2	3,700,000	4,045,099

Chicago, Waste Wtr. Transmission Rev. Bonds
5.00%, 1/1/44	A	3,000,000	3,369,000
(2nd Lien), 5.00%, 1/1/39	A	2,720,000	3,063,944

Chicago, Wtr. Wks Rev. Bonds, AGM,
5.00%, 11/1/25	AA	4,750,000	5,040,748

IL Fin. Auth. Rev. Bonds
(Rush U. Med. Ctr.), Ser. B, U.S. Govt. Coll.,
7.25%, 11/1/38 (Prerefunded 11/1/18)	Aaa	2,520,000	2,847,776
(Silver Cross Hosp. & Med. Ctr.), 7.00%, 8/15/44
(Prerefunded 8/15/19)	AAA/P	5,500,000	6,421,580

Tax Exempt Income Fund 29

MUNICIPAL BONDS AND NOTES (97.1%)* cont.	Rating**	Principal amount	Value

Illinois cont.
IL Fin. Auth. Rev. Bonds
(Rush U. Med. Ctr.), Ser. C, U.S. Govt. Coll.,
6.625%, 11/1/39 (Prerefunded 5/1/19)	Aaa	$1,075,000	$1,229,058
(Roosevelt U.), 6.50%, 4/1/39	Baa3	1,000,000	1,105,980
(Elmhurst Memorial), Ser. A, 5.625%, 1/1/37	Baa2	1,000,000	1,048,520
(Newman Foundation), Radian Insd., 5.00%,
2/1/32 (Prerefunded 2/1/17)	AA	3,000,000	3,040,440

IL State G.O. Bonds
5.00%, 1/1/41	Baa2	3,000,000	3,248,940
5.00%, 8/1/21	Baa2	2,250,000	2,503,958

IL State Fin. Auth. Rev. Bonds (Riverside Hlth.
Syst. Oblig. Group), 4.00%, 11/15/31	A+	500,000	547,890

Metro. Wtr. Reclamation Dist. of Greater Chicago
G.O. Bonds (Green Bond), Ser. E, 5.00%, 12/1/29	AA+	1,580,000	1,959,500

Railsplitter, Tobacco Settlement Auth. Rev. Bonds,
6.00%, 6/1/28	A–	2,150,000	2,557,834

Springfield, Elec. Rev. Bonds, AGM, 5.00%, 3/1/40	AA	500,000	581,460

			56,781,666
Indiana (1.9%)
IN Bk. Special Program Gas Rev. Bonds, Ser. A,
5.25%, 10/15/21	A3	6,150,000	7,079,265

IN State Fin. Auth. Edl. Fac. Rev. Bonds (Butler
U.), Ser. B, 5.00%, 2/1/27	A–	935,000	1,073,380

IN State Muni. Pwr. Agcy. Rev. Bonds, Ser. A,
5.00%, 1/1/42	A1	6,000,000	7,151,940

Indianapolis, Arpt. Auth. Rev. Bonds (Federal
Express Corp.), 5.10%, 1/15/17 (Escrowed
to maturity)	Baa2	4,500,000	4,551,750

			19,856,335
Iowa (0.1%)
Tobacco Settlement Auth. of IA Rev. Bonds,
Ser. C, 5.375%, 6/1/38	B+	750,000	750,923

			750,923
Kansas (0.3%)
KS State Dev. Fin. Auth. Rev. Bonds (Lifespace
Cmnty’s. Inc.), Ser. S, 5.00%, 5/15/30	A/F	2,900,000	3,248,928

			3,248,928
Kentucky (1.4%)
KY Pub. Trans. Infrastructure Auth. Rev.
Bonds (1st Tier Downtown Crossing), Ser. A,
6.00%, 7/1/53	Baa3	1,400,000	1,694,364

Louisville & Jefferson Cnty., Metro. Govt. College
Rev. Bonds (Bellarmine U.), Ser. A, 6.00%, 5/1/38	Baa3	855,000	898,263

Louisville & Jefferson Cnty., Metro. Govt. Hlth.
Syst. Rev. Bonds
(Norton Healthcare, Inc.), Ser. A,
5.00%, 10/1/32	A–	3,635,000	4,394,570
(Norton Healthcare, Inc.), 5.00%, 10/1/30	A–	4,000,000	4,000,000

30 Tax Exempt Income Fund

MUNICIPAL BONDS AND NOTES (97.1%)* cont.	Rating**	Principal amount	Value

Kentucky cont.
Louisville, Regl. Arpt. Auth. Syst. Rev.
Bonds, Ser. A
5.00%, 7/1/31	A+	$415,000	$482,815
5.00%, 7/1/30	A+	1,000,000	1,166,460

Owen Cnty., Wtr. Wks. Syst. Rev. Bonds
(American Wtr. Co.), Ser. A, 6.25%, 6/1/39	A	1,000,000	1,122,350

			13,758,822
Louisiana (0.3%)
LA State Pub. Fac. Auth. Rev. Bonds (Ochsner
Clinic Foundation)
5.00%, 5/15/47	Baa1	1,075,000	1,250,354
5.00%, 5/15/47	Baa1	250,000	290,793

Tobacco Settlement Fin. Corp. Rev. Bonds, Ser. A,
5.00%, 5/15/23	A	1,200,000	1,426,788

			2,967,935
Maryland (0.6%)
MD Econ. Dev. Corp. Poll. Control Rev. Bonds
(Potomac Electric Power Co.), 6.20%, 9/1/22	A2	1,100,000	1,228,623

MD State Hlth. & Higher Edl. Fac. Auth. Rev. Bonds
(Meritus Med. Ctr.), 5.00%, 7/1/40	BBB	1,250,000	1,474,550
(Peninsula Regl. Med. Ctr.), 5.00%, 7/1/39	A2	2,750,000	3,186,865

			5,890,038
Massachusetts (5.9%)
MA State G.O. Bonds, Ser. B, 5.00%, 7/1/33	Aa1	6,500,000	8,093,865

MA State Dept. Trans. Rev. Bonds (Metro Hwy.
Syst.), Ser. B, 5.00%, 1/1/37	A+	6,750,000	7,466,918

MA State Dev. Fin. Agcy. Rev. Bonds
(Sabis Intl.), Ser. A, 8.00%, 4/15/39
(Prerefunded 10/15/19)	BBB	920,000	1,111,590
(Berklee College of Music), 5.25%, 10/1/41	A2	5,500,000	6,516,895
(Wheelock College), Ser. C, 5.25%, 10/1/29	BBB	3,300,000	3,417,051
(Suffolk U.), 5.125%, 7/1/40	Baa2	2,000,000	2,186,960
(Dana-Farber Cancer Inst.), Ser. N,
5.00%, 12/1/41	A1	2,875,000	3,478,721
(Caregroup), Ser. I, 5.00%, 7/1/37	A3	700,000	829,136

MA State Edl. Fin. Auth. Rev. Bonds, Ser. B,
5.70%, 1/1/31	AA	2,415,000	2,589,967

MA State Hlth. & Edl. Fac. Auth. Rev. Bonds
(Suffolk U.), Ser. A, U.S. Govt. Coll., 5.75%,
7/1/39 (Prerefunded 7/1/19)	Baa2	4,000,000	4,467,000
(Springfield College), 5.625%, 10/15/40
(Prerefunded 10/15/19)	Baa1	2,550,000	2,900,855
(Springfield College), 5.50%, 10/15/31
(Prerefunded 10/15/19)	Baa1	600,000	680,328
(Northeastern U.), Ser. A, 5.00%, 10/1/35	A2	4,100,000	4,623,037

MA State Hsg. Fin. Agcy. Rev. Bonds, Ser. A,
5.10%, 12/1/30	Aa3	1,480,000	1,595,721

MA State Port Auth. Rev. Bonds, Ser. A
5.00%, 7/1/33	Aa2	1,055,000	1,312,652
5.00%, 7/1/31	Aa2	1,780,000	2,232,458

Tax Exempt Income Fund 31

MUNICIPAL BONDS AND NOTES (97.1%)* cont.	Rating**	Principal amount	Value

Massachusetts cont.
MA State School Bldg. Auth. Sales Tax Rev. Bonds,
Ser. C, 5.00%, 8/15/37	AA+	$1,625,000	$1,961,846

Metro. Boston, Trans. Pkg. Corp. Rev. Bonds
5.25%, 7/1/36	A1	2,000,000	2,329,840
(Systemwide Pkg.), 5.25%, 7/1/33	A1	2,000,000	2,339,800

			60,134,640
Michigan (2.5%)
Detroit, G.O. Bonds, AMBAC, 5.25%, 4/1/24	A–/P	77,500	77,510

Detroit, Wtr. Supply Syst. Rev. Bonds, Ser. B,
AGM, 6.25%, 7/1/36	AA	4,040,000	4,518,215

Flint, Hosp. Bldg. Auth. Rev. Bonds (Hurley Med.
Ctr.), 7.375%, 7/1/35	Ba1	1,250,000	1,419,688

Karegnondi, Wtr. Auth. Rev. Bonds (Wtr. Supply
Syst.), Ser. A, 5.25%, 11/1/30	A2	3,000,000	3,523,200

MI State Fin. Auth. Rev. Bonds
(Beaumont Hlth. Credit Group), Ser. A,
5.00%, 11/1/44	A1	1,750,000	2,050,405
Ser. H-1, 5.00%, 10/1/39	AA–	5,250,000	6,067,583
(Local Govt. Loan Program — Detroit Wtr. & Swr.
Dept. (DWSD)), Ser. D-2, 5.00%, 7/1/34	Baa1	400,000	468,456
(Detroit Wtr. & Swr.), Ser. C-6, 5.00%, 7/1/33	A3	270,000	311,669
(Detroit), Ser. C-3, 5.00%, 4/1/26	A2	1,000,000	1,220,410
(Local Govt. Loan Program), Ser. F1,
4.50%, 10/1/29	A	650,000	715,891

MI State Hosp. Fin. Auth. Rev. Bonds, Ser. A,
6.125%, 6/1/39 (Prerefunded 6/1/19)	AA+	2,500,000	2,832,775

Oakland U. Rev. Bonds, 5.00%, 3/1/39	A1	2,000,000	2,311,200

			25,517,002
Minnesota (1.0%)
Douglas Cnty., Gross Hlth. Care Fac. Rev.
Bonds (Douglas Cnty. Hosp.), 6.25%, 7/1/38
(Prerefunded 7/1/18)	AAA/P	1,035,000	1,129,744

Minneapolis Hlth. Care Syst. Rev. Bonds (Fairview
Hlth. Svcs. Oblig. Group), Ser. A, 5.00%, 11/15/44	A+	1,000,000	1,177,570

Minneapolis, Rev. Bonds (National Marrow Donor
Program), U.S. Govt. Coll., 4.875%, 8/1/25
(Prerefunded 8/1/18)	AAA/P	2,000,000	2,142,200

Rochester, Hlth. Care Fac. VRDN (Mayo Clinic),
Ser. B, 0.56%, 11/15/38	VMIG1	2,050,000	2,050,000

St. Paul, Hsg. & Redev. Auth. Hlth. Care Fac. Rev.
Bonds (HealthPartners Oblig. Group), U.S. Govt.
Coll., 5.25%, 5/15/36 (Prerefunded 11/15/16)	Aaa	2,155,000	2,165,797

St. Paul, Port Auth. Solid Waste Disp. 144A
Rev. Bonds (Gerdau St. Paul Steel Mill), Ser. 7,
4.50%, 10/1/37	BBB–	1,500,000	1,329,975

			9,995,286

32 Tax Exempt Income Fund

MUNICIPAL BONDS AND NOTES (97.1%)* cont.	Rating**	Principal amount	Value

Mississippi (1.0%)
Jackson Cnty., Port Fac. VRDN (Chevron USA,
Inc.), 0.78s, 6/1/23	P-1	$5,200,000	$5,200,000

MS Bus. Fin. Corp. Rev. Bonds (Syst. Energy
Resources, Inc.), 5.875%, 4/1/22	BBB+	1,865,000	1,888,555

MS State Bus. Fin. Commission Gulf Opportunity
Zone VRDN (Chevron USA, Inc.), Ser. E,
0.62%, 12/1/30	VMIG1	3,500,000	3,500,000

			10,588,555
Missouri (0.6%)
MO State Dev. Fin. Board Infrastructure Fac. Rev.
Bonds (Independence, Elec. Syst. Dogwood),
Ser. A, 5.00%, 6/1/37	A	2,000,000	2,300,800

MO State Hlth. & Edl. Fac. Auth. Rev. Bonds
(WA U. (The)), Ser. A, 5.375%, 3/15/39
(Prerefunded 3/15/18)	Aaa	2,250,000	2,395,170
(Saint Lukes Hlth. Syst., Inc.), 5.00%, 11/15/35	A1	875,000	1,048,434

			5,744,404
Nevada (0.6%)
Clark Cnty., Arpt. Rev. Bonds, Ser. A-2,
5.00%, 7/1/33	A1	1,300,000	1,553,591

Clark Cnty., Impt. Dist. Special Assmt. Bonds
(Mountains Edge Local No. 142), 5.00%, 8/1/20	BBB	815,000	890,673

Reno, Sales Tax VRDN (Reno Trans. Rail Access
Corridor (ReTRAC)), 0.64%, 6/1/42	VMIG1	3,190,000	3,190,000

			5,634,264
New Hampshire (0.3%)
NH State Bus. Fin. Auth. Rev. Bonds (Elliot Hosp.
Oblig. Group), Ser. A, 6.125%, 10/1/39	Baa1	2,000,000	2,232,640

NH State Hlth. & Ed. Fac. Auth. Rev. Bonds
(Kendel at Hanover), 5.00%, 10/1/46	BBB+/F	625,000	729,263

			2,961,903
New Jersey (3.9%)
Bayonne, G.O. Bonds (Qualified Gen. Impt.), BAM,
5.00%, 7/1/39	AA	1,300,000	1,521,702

NJ State Econ. Dev. Auth. Rev. Bonds
(MSU Student Hsg.), 5.875%, 6/1/42	Baa3	3,840,000	4,267,200
(School Facs. Construction), Ser. AA,
5.25%, 12/15/33	A3	4,045,000	4,284,100
(School Facs. Construction), Ser. AA, U.S. Govt.
Coll., 5.25%, 12/15/33 (Prerefunded 6/15/19)	AAA/P	1,455,000	1,619,793

NJ State Econ. Dev. Auth. Wtr. Fac. Rev. Bonds
(NJ American Wtr. Co.)
Ser. B, 5.60%, 11/1/34	A1	2,000,000	2,203,380
Ser. D, 4.875%, 11/1/29	A1	1,100,000	1,203,213

NJ State Higher Ed. Assistance Auth. Rev. Bonds
(Student Loan), Ser. A, 5.625%, 6/1/30	AA	2,250,000	2,497,545

NJ State Hlth. Care Fac. Fin. Auth. Rev. Bonds
(St. Joseph Hlth. Care Syst.), 6.625%, 7/1/38
(Prerefunded 7/1/18)	Baa3	3,000,000	3,299,460

NJ State Tpk. Auth. Rev. Bonds, Ser. E,
5.25%, 1/1/40	A+	3,000,000	3,252,960

Tax Exempt Income Fund 33

MUNICIPAL BONDS AND NOTES (97.1%)* cont.	Rating**	Principal amount	Value

New Jersey cont.
NJ State Trans. Trust Fund Auth. Rev. Bonds
(Trans. Syst.)
Ser. A, 6.00%, 6/15/35	A3	$3,000,000	$3,578,100
Ser. C, AMBAC, zero %, 12/15/24	A3	8,760,000	6,753,434

Union Cnty., Util. Auth. Resource Recvy. Fac.
Lease Rev. Bonds (Covanta Union), Ser. A,
5.25%, 12/1/31	AA+	4,750,000	5,235,308

			39,716,195
New Mexico (0.7%)
Farmington, Poll. Control Rev. Bonds (AZ Pub.
Svc. Co.), Ser. B, 4.70%, 9/1/24	A2	4,500,000	5,015,790

Sante Fe, Retirement Fac. Rev. Bonds (El Castillo
Retirement Res.), 5.00%, 5/15/32	BBB–	2,155,000	2,343,476

			7,359,266
New York (10.2%)
Hudson Yards, Infrastructure Corp. Rev. Bonds,
Ser. A, 5.75%, 2/15/47	A2	3,000,000	3,532,080

Metro. Trans. Auth. Rev. Bonds, Ser. D
5.00%, 11/15/36	AA–	2,500,000	2,918,200
5.00%, 11/15/29	AA–	3,000,000	3,612,840

Metro. Trans. Auth. Dedicated Tax Fund Rev.
Bonds, Ser. A
5.50%, 11/15/39 (Prerefunded 11/15/18)	AA	1,825,000	2,001,350
5.50%, 11/15/39 (Prerefunded 11/15/18)	AAA/P	175,000	191,910
5.25%, 11/15/34	AA	3,700,000	4,710,248

NY City, G.O. Bonds, Ser. A-1, 5.00%, 8/1/30	AA	5,000,000	6,230,500

NY City, Indl. Dev. Agcy. Rev. Bonds (Queens
Baseball Stadium — Pilot), AMBAC, 5.00%, 1/1/23	BBB	300,000	302,880

NY City, Muni. Wtr. & Swr. Syst. Fin. Auth. Rev.
Bonds, Ser. DD, 5.00%, 6/15/35	Aa1	2,000,000	2,427,460

NY City, Transitional Fin. Auth. Rev. Bonds
Ser. E-1, 5.00%, 2/1/41	AAA	5,000,000	5,950,300
Ser. E-1, 5.00%, 2/1/39	AAA	3,500,000	4,223,485
(Future Tax), Ser. E-1, 5.00%, 2/1/38	AAA	5,000,000	6,042,800

NY City, Transitional Fin. Auth. Bldg. Aid Rev.
Bonds, Ser. S-1
5.00%, 7/15/43	Aa2	5,000,000	5,992,500
5.00%, 7/15/40	Aa2	5,000,000	5,937,500

NY State Dorm. Auth. Personal Income Tax Rev.
Bonds, Ser. A, 5.00%, 2/15/41	AAA	4,000,000	4,857,360

NY State Dorm. Auth. Rev. Bonds
(Construction City U. Syst.), Ser. A,
6.00%, 7/1/20	Aa2	10,900,000	12,550,260
(City U.), Ser. A, 5.75%, 7/1/18	Aa2	5,410,000	5,715,070
(State U. Edl. Fac.), Ser. A, 5.50%, 5/15/19	Aa2	15,000,000	16,267,950

NY State Dorm. Auth. Personal Income
Tax Rev. Bonds
(Ed.), Ser. B, 5.75%, 3/15/36	AAA	500,000	558,240
Ser. E, 5.00%, 2/15/44	AAA	3,500,000	4,159,295

34 Tax Exempt Income Fund

MUNICIPAL BONDS AND NOTES (97.1%)* cont.	Rating**	Principal amount	Value

New York cont.
NY State Trans. Special Fac. Dev. Corp. Rev. Bonds
(Laguardia Arpt. Term. B Redev. Program), Ser. A
5.25%, 1/1/50	Baa3	$1,000,000	$1,147,620
5.00%, 7/1/46	Baa3	1,000,000	1,133,250
5.00%, 7/1/41	Baa3	1,000,000	1,135,690

Onondaga, Civic Dev. Corp. Rev. Bonds (St.
Joseph’s Hosp. Hlth. Ctr.), U.S. Govt. Coll., 5.125%,
7/1/31 (Prerefunded 7/1/19)	AAA/P	1,385,000	1,542,544

Port Auth. of NY & NJ Rev. Bonds (Kennedy Intl.
Arpt. — 5th Installment), 6.75%, 10/1/19	BBB–/P	1,000,000	1,000,350

			104,141,682
North Carolina (1.3%)
NC Eastern Muni. Pwr. Agcy. Syst. Rev. Bonds
Ser. C, 6.75%, 1/1/24 (Prerefunded 1/1/19)	AAA/F	1,250,000	1,409,900
AMBAC, 6.00%, 1/1/18 (Escrowed to maturity)	AAA/F	7,000,000	7,436,940

NC State Med. Care Cmnty. Hlth. Care Fac.
Rev. Bonds (Deerfield), Ser. A, 6.00%, 11/1/33
(Prerefunded 11/1/18)	A–/F	2,345,000	2,587,403

NC State Muni. Pwr. Agy. No. 1 Rev. Bonds
(Catawba Elec.), Ser. A
5.00%, 1/1/30	A2	345,000	371,479
FHL Banks Coll., U.S. Govt. Coll., 5.00%, 1/1/30
(Prerefunded 1/1/19)	AAA/F	855,000	931,317

			12,737,039
Ohio (3.9%)
American Muni. Pwr., Inc. Rev. Bonds
(Greenup Hydroelectric Pwr. Plant), Ser. A,
5.00%, 2/15/41	A1	4,100,000	4,852,965
(Meldahl Hydroelectric (Green Bond)), Ser. A,
5.00%, 2/15/29	A	1,200,000	1,468,044

Buckeye, Tobacco Settlement Fin. Auth. Rev.
Bonds, Ser. A-2, 5.75%, 6/1/34	B–	4,000,000	3,891,640

Franklin Cnty., Hlth. Care Fac. Rev. Bonds
(OH Presbyterian Retirement Svcs. (OPRS)
Cmntys. Oblig. Group), Ser. A
6.125%, 7/1/40	BBB–	1,000,000	1,157,290
6.00%, 7/1/35	BBB–	1,875,000	2,163,019

Hamilton Cnty., Hlth. Care Rev. Bonds (Life
Enriching Cmntys.), 5.00%, 1/1/32	BBB	1,000,000	1,121,440

Hamilton Cnty., Swr. Syst. Rev. Rev. Bonds (Metro.
Swr. Dist.), Ser. A, NATL, U.S. Govt. Coll., 5.00%,
12/1/28 (Prerefunded 12/1/16)	AA+	6,130,000	6,170,458

Huber Heights City School Dist. G.O. Bonds
(School Impt.), 5.00%, 12/1/31	Aa2	1,100,000	1,344,926

Lorain Cnty., Hosp. Rev. Bonds (Catholic Hlth.
Partners), Ser. C-2, AGM, 5.00%, 4/1/24	AA	5,000,000	5,339,450

OH Hsg. Fin. Agcy. Rev. Bonds (Single Fam.
Mtge.), Ser. 1, GNMA Coll., FNMA Coll., FHMLC
Coll., 5.00%, 11/1/28	Aaa	705,000	743,662

OH State Major New Infrastructure Rev. Bonds,
Ser. 16-1, 5.00%, 12/15/28	Aa2	2,150,000	2,713,623

Tax Exempt Income Fund 35

MUNICIPAL BONDS AND NOTES (97.1%)* cont.	Rating**	Principal amount	Value

Ohio cont.
OH State Private Activity Rev. Bonds (Portsmouth
Bypass), AGM, 5.00%, 12/31/35	AA	$1,750,000	$2,031,750

OH State Tpk. Comm. Rev. Bonds (Infrastructure),
Ser. A-1, 5.25%, 2/15/33	A1	1,775,000	2,116,759

Scioto Cnty., Hosp. Rev. Bonds (Southern
OH Med. Ctr.)
5.00%, 2/15/34	A2	645,000	765,209
5.00%, 2/15/33	A2	355,000	422,777

Southeastern OH Port Auth. Hosp.
Fac. Rev. Bonds
5.75%, 12/1/32	BB/F	1,350,000	1,546,574
(Memorial Hlth. Syst. Oblig. Group),
5.50%, 12/1/43	BB/F	145,000	161,388

Youngstown State U. Rev. Bonds,
5.00%, 12/15/25	A2	2,000,000	2,301,420

			40,312,394
Oklahoma (0.8%)
OK State Tpk. Auth. VRDN, Ser. F, 0.58%, 1/1/28	VMIG1	7,765,000	7,765,000

			7,765,000
Oregon (0.5%)
OR Hlth. Sciences U. Rev. Bonds, Ser. A, 5.75%,
7/1/39 (Prerefunded 7/1/19)	Aa3	2,000,000	2,259,480

OR State G.O. Bonds, Ser. F, 5.00%, 5/1/39	Aa1	2,635,000	3,213,093

			5,472,573
Pennsylvania (5.8%)
Allegheny Cnty., G.O. Bonds, Ser. C76,
5.00%, 11/1/41	AA–	3,750,000	4,480,538

Allegheny Cnty., Hosp. Dev. Auth. Rev. Bonds
(UPMC Hlth.), Ser. B, NATL, 6.00%, 7/1/24	Aa3	2,210,000	2,883,254

Centre Ctny., Hosp. Auth. Rev. Bonds (Mount
Nittany Med. Ctr.), Ser. A, 5.00%, 11/15/41	A	500,000	587,025

Cumberland Cnty., Muni. Auth. Rev. Bonds
(Presbyterian Homes Oblig. Group), Ser. A,
5.25%, 1/1/19	BBB+/F	1,465,000	1,593,612
(Presbyterian Homes Oblig. Group), Ser. A,
5.15%, 1/1/18	BBB+/F	665,000	698,376
(Diakon Lutheran Social Ministries),
5.00%, 1/1/33	BBB+/F	1,000,000	1,183,320
(Diakon Lutheran Social Ministries),
5.00%, 1/1/32	BBB+/F	120,000	142,537
(Diakon Lutheran Social Ministries),
5.00%, 1/1/31	BBB+/F	100,000	119,232

Dauphin Cnty., Gen. Auth. Hlth. Syst. Rev. Bonds
(Pinnacle Hlth. Syst.), Ser. A, 5.00%, 6/1/34	A+	1,150,000	1,378,862

Delaware River Port Auth. PA & NJ Rev. Bonds,
5.00%, 1/1/30	A	6,860,000	8,271,102

East Hempfield Twp., Indl. Dev. Auth. Rev.
Bonds (Millersville U. Student Hsg. & Svcs., Inc.),
5.00%, 7/1/29	Baa3	500,000	576,040

36 Tax Exempt Income Fund

MUNICIPAL BONDS AND NOTES (97.1%)* cont.	Rating**	Principal amount	Value

Pennsylvania cont.
East Stroudsburg, Area School Dist.
G.O. Bonds, AGM
5.00%, 9/1/27	Aa3	$5,430,000	$5,726,858
5.00%, 9/1/27 (Prerefunded 3/1/18)	Aa3	70,000	74,029

Erie, Higher Ed. Bldg. Auth. Rev. Bonds
(Mercyhurst College), 5.50%, 3/15/38	BBB–	1,275,000	1,336,723

Montgomery Cnty., Indl. Dev. Auth. Wtr. Fac. Rev.
Bonds (Aqua PA, Inc.), Ser. A, 5.25%, 7/1/42	AA–	3,250,000	3,438,143

PA State Higher Edl. Fac. Auth. Rev. Bonds (U.
of Sciences Philadelphia), 5.00%, 11/1/42	A3	1,500,000	1,715,475

PA State Hsg. Fin. Agcy. Rev. Bonds,
Ser. 15-117A, 3.95%, 10/1/30	AA+	1,200,000	1,291,932

PA State Pub. School Bldg. Auth. Rev. Bonds
(School Dist. Philadelphia)
5.00%, 4/1/24	A2	1,000,000	1,099,990
5.00%, 4/1/23	A2	1,000,000	1,099,460

PA State Tpk. Comm. Rev. Bonds
Ser. A, 5.00%, 12/1/44	A1	5,245,000	6,130,933
Ser. A-1, 5.00%, 12/1/41	A1	1,200,000	1,409,748
Ser. A, 5.00%, 12/1/38	A1	2,250,000	2,642,648

PA State Tpk. Comm. Oil Franchise Tax Rev.
Bonds, Ser. B, 5.00%, 12/1/27	A2	1,250,000	1,560,500

Philadelphia, Gas Wks. Rev. Bonds
5.00%, 8/1/32	A	1,000,000	1,205,580
5.00%, 8/1/31	A	1,000,000	1,210,000

Pittsburgh & Allegheny Cnty., Sports & Exhib.
Auth. Hotel Rev. Bonds, AGM, 5.00%, 2/1/35	AA	3,000,000	3,356,520

Pittsburgh, G.O. Bonds, Ser. B, 5.00%, 9/1/25	A1	2,500,000	2,964,725

Westmoreland Ctny., Muni. Auth. Rev. Bonds,
BAM, 5.00%, 8/15/27	AA	550,000	679,338

			58,856,500
Rhode Island (0.5%)
RI Hlth. & Edl. Bldg. Corp. Rev. Bonds (Lifespan
Oblig. Group-Hosp. Fin.), 5.00%, 5/15/33	BBB+	1,000,000	1,191,660

Tobacco Settlement Fin. Corp. Rev. Bonds, Ser. B,
5.00%, 6/1/50	BBB–/P	3,250,000	3,451,403

			4,643,063
South Carolina (2.0%)
Berkeley Cnty., School Dist. Rev. Bonds
(Installment Lease Securing Assets for Ed.),
5.125%, 12/1/30 (Prerefunded 12/1/16)	Aa3	5,000,000	5,033,550

Myrtle Beach, Tax Allocation Bonds (Myrtle Beach
Air Force Base Redev.)
5.00%, 10/1/29	A2	1,000,000	1,207,980
5.00%, 10/1/28	A2	425,000	515,891

SC State Pub. Svc. Auth. Rev. Bonds
(Santee Cooper), Ser. A, 5.75%, 12/1/43	AA–	6,000,000	7,520,280
Ser. A, 5.50%, 12/1/54	AA–	2,000,000	2,394,060
Ser. A, 5.00%, 12/1/50	AA–	2,500,000	2,905,475
Ser. A, 5.00%, 12/1/25	AA–	750,000	932,033

			20,509,269

Tax Exempt Income Fund 37

MUNICIPAL BONDS AND NOTES (97.1%)* cont.	Rating**	Principal amount	Value

Tennessee (0.5%)
Metro. Govt. Nashville & Davidson Ctny. Hlth. &
Edl. Fac. Board Rev. Bonds (Vanderbilt U. Med.
Ctr.), Ser. A, 5.00%, 7/1/40	A3	$750,000	$891,878

TN Energy Acquisition Corp. Gas Rev. Bonds,
Ser. A, 5.25%, 9/1/20	A3	4,000,000	4,568,520

			5,460,398
Texas (13.4%)
Aldine, Indpt. School Dist. G.O. Bonds
(School Bldg.), PSFG, 5.00%, 2/15/25
(Prerefunded 2/15/17)	Aaa	2,000,000	2,030,200

Angleton, G.O. Bonds (Indpt. School Bldg. Dist.)
PSFG, 5.00%, 2/15/30	Aaa	2,485,000	2,520,709
PSFG, 5.00%, 2/15/30 (Prerefunded 2/15/17)	Aaa	500,000	507,645
PSFG, U.S. Govt. Coll., 5.00%, 2/15/30
(Prerefunded 2/15/17)	Aaa	700,000	710,444

Beaumont, Indpt. School Dist. G.O. Bonds (School
Bldg.), AGC, 5.125%, 2/15/30	AA	2,550,000	2,586,720

Brazos River Harbor Naval Dist. Env. Rev. Bonds
(Dow Chemical Co.), Ser. A-4, 5.95s, 5/15/33	BBB	1,100,000	1,196,668

Brazos, Harbor Indl. Dev. Corp. Env. Fac.
Mandatory Put Bonds (5/1/28) (Dow Chemical),
5.90%, 5/1/38	BBB	3,450,000	3,671,042

Central TX Regl. Mobility Auth. Rev. Bonds (Sr.
Lien), Ser. A, 5.00%, 1/1/33	BBB+	650,000	751,023

Central TX Regl. Mobility Auth. Rev. Bonds,
5.00%, 1/1/46	BBB+	500,000	584,985

Clifton, Higher Ed. Fin. Corp. Rev. Bonds (IDEA
Pub. Schools), Ser. B, 5.00%, 8/15/27 ##	BBB	375,000	455,741

Dallas Cnty., Util. & Reclamation Dist. G.O. Bonds,
Ser. B, AMBAC, 5.375%, 2/15/29	A3	9,500,000	9,661,595

Dallas, Area Rapid Transit Sales Tax Rev. Bonds,
Ser. A, 5.00%, 12/1/41	AA+	2,000,000	2,394,180

Dallas-Fort Worth, Intl. Arpt. Fac. Impt. Corp. Rev.
Bonds, Ser. A, 5.25%, 11/1/30	A+	5,000,000	5,961,200

Grand Parkway Trans. Corp. Rev. Bonds (Sub. Tier
Toll Syst.), Ser. B, 5.00%, 4/1/53	AA+	1,800,000	2,079,432

Harris Cnty., Cultural Ed. Fac. Fin. Corp. Rev.
Bonds (YMCA of the Greater Houston Area),
Ser. A, 5.00%, 6/1/28	Baa3	1,300,000	1,475,903

Harris Cnty., Cultural Ed. Fac. Fin. Corp. VRDN
(The Methodist Hosp.), Ser. C-1, 0.60%, 12/1/24	A-1+	6,000,000	6,000,000

Houston, Arpt. Syst. Rev. Bonds, Ser. A,
5.00%, 7/1/25	A+	3,500,000	3,980,865

Houston, Higher Ed. Fin. Co. Rev. Bonds (Cosmos
Foundation), Ser. A, 5.00%, 2/15/32	BBB	1,250,000	1,436,963

Houston, Util. Syst. Rev. Bonds
Ser. D, 5.00%, 11/15/39	Aa2	2,285,000	2,703,818
Ser. A, 5.00%, 11/15/33	AA	6,500,000	7,431,580

La Vernia, Higher Ed. Fin. Corp. Rev. Bonds
(Kipp, Inc.), Ser. A, 6.375%, 8/15/44
(Prerefunded 8/15/19)	BBB	1,700,000	1,954,983

38 Tax Exempt Income Fund

MUNICIPAL BONDS AND NOTES (97.1%)* cont.	Rating**	Principal amount	Value

Texas cont.
Leander, Indpt. School Dist. G.O. Bonds
(School Bldg.)
PSFG, zero %, 8/15/19	AAA	$195,000	$175,225
PSFG, U.S. Govt. Coll., zero %, 8/15/19
(Prerefunded 8/15/17)	AAA/P	4,805,000	4,331,804

Lower CO River Auth. Transmission Svcs. Contract
Corp. Rev. Bonds
5.00%, 5/15/40	A	750,000	879,210
5.00%, 5/15/33	A	150,000	181,859
5.00%, 5/15/32	A	850,000	1,034,586

Matagorda Cnty., Poll. Control Rev. Bonds (Dist.
No. 1), Ser. A, AMBAC, 4.40%, 5/1/30	Baa1	2,250,000	2,687,850

New Hope, Cultural Ed. Fac. Fin. Corp. Rev. Bonds
(Wesleyan Homes, Inc.), 5.50%, 1/1/43	BB–/P	750,000	804,833
(TX A&M U. Collegiate & Student Hsg. College
Station I, LLC), Ser. A, 5.00%, 4/1/29	Baa3	1,085,000	1,266,781

North TX, Tollway Auth. Rev. Bonds
(1st Tier), Ser. I, 6.50%, 1/1/43	A1	9,700,000	12,861,327
(1st Tier), Ser. A, 6.00%, 1/1/25	A1	640,000	679,616
(1st Tier), Ser. A, FNMA Coll., U.S. Govt. Coll.,
6.00%, 1/1/25 (Prerefunded 1/1/18)	AAA/P	4,560,000	4,844,635
Ser. A, FHL Banks Coll., FHLMC Coll., U.S. Govt.
Coll., 5.625%, 1/1/33 (Prerefunded 1/1/18)	A1	1,370,000	1,450,077
(1st Tier), Ser. A, 5.625%, 1/1/33	A1	370,000	389,876
(1st Tier), Ser. A, FCS, U.S. Govt. Coll., 5.625%,
1/1/33 (Prerefunded 1/1/18)	AA/P	1,260,000	1,332,841
(1st Tier), Ser. A, FCS, NATL, U.S. Govt. Coll.,
5.125%, 1/1/28 (Prerefunded 1/1/18)	AA–	4,385,000	4,611,573
(1st Tier), Ser. A, NATL, 5.125%, 1/1/28	AA–	615,000	643,647
Ser. D, AGC, zero %, 1/1/28	AA	11,620,000	8,567,542

Red River, Hlth. Retirement Fac. Dev. Corp.
Rev. Bonds (Sears Methodist Retirement Syst.
Oblig. Group)
Ser. C, 6.25%, 5/9/53 (In default) †	D/P	46,000	69
Ser. B, 6.15%, 11/15/49 (In default) †	D/P	700,000	1,050
Ser. A, 6.05%, 11/15/46 (In default) †	D/P	525,000	788
Ser. D, 6.05%, 11/15/46 (In default) †	D/P	91,000	137
Ser. A, 5.15%, 11/15/27 (In default) †	D/P	1,490,000	2,235

San Antonio, Arpt. Syst. Rev. Bonds, AGM,
5.25%, 7/1/32	AA	1,415,000	1,453,601

Tarrant Cnty., Cultural Ed. Fac. Fin. Corp. Rev.
Bonds (Trinity Terrace), Ser. A-1, 5.00%, 10/1/44	BBB+/F	1,000,000	1,149,560

Tarrant Cnty., Cultural Ed. Fac. Fin. Corp.
Retirement Fac. Rev. Bonds (Buckner Retirement
Svcs., Inc.)
5.25%, 11/15/27	A/F	560,000	584,125
5.25%, 11/15/27 (Prerefunded 11/15/17)	AAA/P	440,000	461,160
5.25%, 11/15/22	A/F	1,400,000	1,469,412
5.25%, 11/15/22 (Prerefunded 11/15/17)	AAA/P	1,100,000	1,152,899

Tax Exempt Income Fund 39

MUNICIPAL BONDS AND NOTES (97.1%)* cont.	Rating**	Principal amount	Value

Texas cont.
TX Private Activity Surface Trans. Corp. Rev.
Bonds (NTE Mobility), 6.875%, 12/31/39	Baa2	$1,650,000	$1,949,442

TX State G.O. Bonds, 5.00%, 4/1/44	Aaa	5,000,000	5,916,300

TX State Affordable Hsg. Corp. Single Fam.
Mtge. Rev. Bonds (Professional Ed. Home Loan),
Ser. A-3, FHLMC Coll., GNMA Coll., FNMA Coll.,
5.60%, 2/1/39	Aaa	348,986	361,745

TX State Indl. Dev. Corp. Rev. Bonds (Arco
Pipelines Co.), 7.375%, 10/1/20	A2	4,000,000	4,913,560

TX State Muni. Gas Acquisition & Supply Corp. III
Rev. Bonds, 5.00%, 12/15/29	A3	2,475,000	2,835,608

Victoria, Indpt. School Dist. G.O. Bonds (School
Bldg.), PSFG, 5.00%, 2/15/24	Aaa	3,375,000	3,425,355

Victoria, Util. Syst. Rev. Bonds, AMBAC, U.S. Govt.
Coll., 5.00%, 12/1/27 (Prerefunded 12/1/17)	AA–	3,960,000	4,138,675

			136,654,699
Utah (0.6%)
Murray City, Hosp. VRDN (IHC Hlth. Svcs., Inc.),
Ser. C, 0.58%, 5/15/36	A-1+	5,000,000	5,000,000

Salt Lake City, Hosp. Rev. Bonds, AMBAC,
U.S. Govt. Coll., 6.75%, 5/15/20 (Escrowed
to maturity)	AAA/P	1,300,000	1,304,719

			6,304,719
Vermont (0.1%)
VT State Edl. & Hlth. Bldg. Fin. Agcy. Rev. Bonds
(U. of VT Med. Ctr.), Ser. A
5.00%, 12/1/36	A3	500,000	592,020
5.00%, 12/1/35	A3	500,000	595,750

			1,187,770
Virginia (2.6%)
Chesterfield Cnty., Econ. Dev. Auth. Poll.
Control Rev. Bonds (VA Elec. & Pwr.), Ser. A,
5.00%, 5/1/23	A2	1,575,000	1,721,932

Fairfax Cnty., Econ. Dev. Auth. Res. Care Fac.
Rev. Bonds (Goodwin House, Inc.), Ser. A,
5.00%, 10/1/36	BBB/F	650,000	767,793

Henrico Cnty., Econ. Dev. Auth. Res. Care Fac.
Rev. Bonds (VA United Methodist Homes, Inc.)
5.00%, 6/1/25	BB+/P	410,000	460,742
5.00%, 6/1/23	BB+/P	445,000	506,085

Henrico Cnty., Indl. Dev. Auth. Rev. Bonds, AGM,
5.929%, 8/23/27	AA	12,500,000	14,727,625

VA State Small Bus. Fin. Auth. Rev. Bonds
(Express Lanes, LLC), 5.00%, 7/1/34	BBB–	1,200,000	1,325,292

Washington Cnty., Indl. Dev. Auth. Hosp. Fac. Rev.
Bonds (Mountain States Hlth. Alliance), Ser. C,
7.75%, 7/1/38	Baa1	6,100,000	6,873,968

			26,383,437
Washington (0.8%)
Port of Seattle, Rev. Bonds, Ser. C, 5.00%, 4/1/40	A1	1,000,000	1,155,730

WA State G.O. Bonds, Ser. A-1, 5.00%, 8/1/37	Aa1	1,580,000	1,906,207

40 Tax Exempt Income Fund

MUNICIPAL BONDS AND NOTES (97.1%)* cont.	Rating**	Principal amount	Value

Washington cont.
WA State Hlth. Care Fac. Auth. Rev. Bonds
(WA Hlth. Svcs.), 7.00%, 7/1/39
(Prerefunded 7/1/19)	Baa1	$1,250,000	$1,452,475
Ser. B, NATL, 5.00%, 2/15/27	AA–	1,815,000	1,871,973
(Central WA Hlth. Svcs. Assn.), 4.00%, 7/1/36	Baa1	1,620,000	1,669,734

WA State Hsg. Fin. Comm. 144A Rev. Bonds
(Bayview Manor Homes), Ser. A, 5.00%, 7/1/36	BB+/P	375,000	410,246

			8,466,365
West Virginia (0.1%)
WV State Econ. Dev. Auth. Solid Waste Disp.
Fac. FRB (Appalachian Pwr. Co.), Ser. A,
5.375%, 12/1/38	Baa1	1,000,000	1,145,520

			1,145,520
Wisconsin (0.9%)
Pub. Fin. Auth. Arpt. Fac. Rev. Bonds (Sr. Oblig.
Group), 5.25%, 7/1/28	BBB	1,000,000	1,147,280

WI State Rev. Bonds, Ser. A, 6.00%, 5/1/27	Aa3	3,500,000	3,937,535

WI State Hlth. & Edl. Fac. Auth. Rev. Bonds
(Prohealth Care, Inc.), 6.625%, 2/15/39
(Prerefunded 2/15/19)	AAA/P	3,000,000	3,395,760
(Three Pillars Sr. Living), 5.00%, 8/15/28	A–/F	1,040,000	1,211,517

			9,692,092
Wyoming (0.8%)
Campbell Cnty., Solid Waste Fac. Rev. Bonds
(Basin Elec. Pwr. Co-op), Ser. A, 5.75%, 7/15/39	A	3,000,000	3,346,391

WY Muni. Pwr. Agcy. Pwr. Supply Rev.
Bonds, Ser. A
5.50%, 1/1/38	A2	2,800,000	2,937,256
5.50%, 1/1/33	A2	1,410,000	1,481,797

			7,765,444

Total municipal bonds and notes (cost $899,232,829)			$989,115,410

PREFERRED STOCKS (0.6%)*		Shares	Value

MuniMae Tax Exempt Bond Subsidiary, LLC 144A Ser. A-5, 5s cum. pfd.		3,350,000	$3,551,000

MuniMae Tax Exempt Bond Subsidiary, LLC 144A Ser. B,
7 3/4s cum. pfd.		2,000,000	2,157,720

Total preferred stocks (cost $5,350,000)			$5,708,720

TOTAL INVESTMENTS

Total investments (cost $904,582,829)			$994,824,130

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from October 1, 2015 through September 30, 2016 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $1,018,323,686.

Tax Exempt Income Fund 41

** The Moody’s, Standard & Poor’s or Fitch ratings indicated are believed to be the most recent ratings available at the close of the reporting period for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at the close of the reporting period. Securities rated by Fitch are indicated by “/F.” Securities rated by Putnam are indicated by “/P.” The Putnam rating categories are comparable to the Standard & Poor’s classifications. If a security is insured, it will usually be rated by the ratings organizations based on the financial strength of the insurer. Ratings are not covered by the Report of Independent Registered Public Accounting Firm. For further details regarding security ratings, please see the Statement of Additional Information.

† This security is non-income-producing.

## Forward commitment, in part or in entirety (Note 1).

F This security is valued by Putnam Management at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities’ valuation inputs (Note 1).

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

On Mandatory Put Bonds, the rates shown are the current interest rates at the close of the reporting period and the dates shown represent the next mandatory put dates.

The dates shown parenthetically on prerefunded bonds represent the next prerefunding dates.

The dates shown on debt obligations are the original maturity dates.

The fund had the following sector concentrations greater than 10% at the close of the reporting period (as a percentage of net assets):

Prerefunded	14.9%
Transportation	14.5
Utilities	14.3
Health care	13.5
State debt	13.4

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Municipal bonds and notes	$—	$989,102,612	$12,798

Preferred stocks	—	5,708,720	—

Totals by level	$—	$994,811,332	$12,798

During the reporting period, transfers within the fair value hierarchy, if any, did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period. Transfers are accounted for using the end of period pricing valuation method.

At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund’s net assets and were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

42 Tax Exempt Income Fund

Statement of assets and liabilities 9/30/16

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $904,582,829)	$994,824,130

Cash	9,732,949

Interest and other receivables	13,187,593

Receivable for shares of the fund sold	620,763

Receivable for investments sold	9,284,285

Prepaid assets	31,645

Total assets	1,027,681,365

LIABILITIES

Payable for purchases of delayed delivery securities (Note 1)	5,984,904

Payable for shares of the fund repurchased	1,472,520

Payable for compensation of Manager (Note 2)	364,519

Payable for custodian fees (Note 2)	482

Payable for investor servicing fees (Note 2)	115,192

Payable for Trustee compensation and expenses (Note 2)	443,654

Payable for administrative services (Note 2)	3,908

Payable for distribution fees (Note 2)	538,818

Distributions payable to shareholders	306,844

Other accrued expenses	126,838

Total liabilities	9,357,679

Net assets	$1,018,323,686

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$958,169,903

Undistributed net investment income (Note 1)	1,860,663

Accumulated net realized loss on investments (Note 1)	(31,948,181)

Net unrealized appreciation of investments	90,241,301

Total — Representing net assets applicable to capital shares outstanding	$1,018,323,686

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($910,920,704 divided by 102,830,952 shares)	$8.86

Offering price per class A share (100/96.00 of $8.86)*	$9.23

Net asset value and offering price per class B share ($6,875,683 divided by 776,014 shares)**	$8.86

Net asset value and offering price per class C share ($40,983,185 divided by 4,615,963 shares)**	$8.88

Net asset value and redemption price per class M share ($6,768,034 divided by 761,520 shares)	$8.89

Offering price per class M share (100/96.75 of $8.89)†	$9.19

Net asset value, offering price and redemption price per class Y share
($52,776,080 divided by 5,944,174 shares)	$8.88

* On single retail sales of less than $100,000. On sales of $100,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

† On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Tax Exempt Income Fund 43

Statement of operations Year ended 9/30/16

INTEREST INCOME	$42,980,121

EXPENSES

Compensation of Manager (Note 2)	4,291,518

Investor servicing fees (Note 2)	665,245

Custodian fees (Note 2)	13,652

Trustee compensation and expenses (Note 2)	78,465

Distribution fees (Note 2)	2,400,326

Administrative services (Note 2)	28,329

Other	343,253

Fees waived and reimbursed by Manager (Note 2)	(11,566)

Total expenses	7,809,222

Expense reduction (Note 2)	(7,460)

Net expenses	7,801,762

Net investment income	35,178,359

Net realized loss on investments (Notes 1 and 3)	(106,719)

Net unrealized appreciation of investments during the year	16,982,188

Net gain on investments	16,875,469

Net increase in net assets resulting from operations	$52,053,828

The accompanying notes are an integral part of these financial statements.

44 Tax Exempt Income Fund

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Year ended 9/30/16	Year ended 9/30/15

Operations:
Net investment income	$35,178,359	$37,257,461

Net realized gain (loss) on investments	(106,719)	1,486,053

Net unrealized appreciation (depreciation) of investments	16,982,188	(11,400,272)

Net increase in net assets resulting from operations	52,053,828	27,343,242

Distributions to shareholders (Note 1):
From ordinary income
Taxable net investment income

Class A	(160,137)	(992,119)

Class B	(1,286)	(8,102)

Class C	(6,550)	(35,272)

Class M	(1,206)	(6,602)

Class Y	(7,278)	(43,811)

From tax-exempt net investment income
Class A	(31,407,890)	(33,664,181)

Class B	(206,477)	(227,726)

Class C	(1,042,257)	(985,592)

Class M	(212,776)	(211,785)

Class Y	(1,686,567)	(1,533,116)

Increase (decrease) from capital share transactions (Note 4)	44,379,312	(21,423,003)

Total increase (decrease) in net assets	61,700,716	(31,788,067)

NET ASSETS

Beginning of year	956,622,970	988,411,037

End of year (including undistributed net investment income
of $1,860,663 and $69,813, respectively)	$1,018,323,686	$956,622,970

The accompanying notes are an integral part of these financial statements.

Tax Exempt Income Fund 45

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:					RATIOS AND SUPPLEMENTAL DATA:

												Ratio of net
											Ratio	investment
	Net asset		Net realized				Non-				of expenses	income (loss)
	value,		and unrealized	Total from	From		recurring	Net asset	Total return	Net assets,	to average	to average	Portfolio
	beginning	Net investment	gain (loss)	investment	net investment	Total	reimburse	value, end	at net asset	end of period	net assets	net assets	turnover
Period ended	of period	income (loss)	on investments	operations	income	distributions	ments	of period	value (%)[a]	(in thousands)	(%)[b]	(%)	(%)

Class A
September 30, 2016	$8.70	.32	.15	.47	(.31)	(.31)	—	$8.86	5.54	$910,921	.77[c]	3.59[c]	21
September 30, 2015	8.80	.34	(.10)	.24	(.34)	(.34)	—	8.70	2.78	870,134.75		3.83	16
September 30, 2014	8.44	.35	.35	.70	(.34)	(.34)	—[d,e]	8.80	8.49	903,820.75		4.03	6
September 30, 2013	9.08	.35	(.65)	(.30)	(.34)	(.34)	—	8.44	(3.37)	963,579.74		3.89	10
September 30, 2012	8.59	.37	.48	.85	(.36)	(.36)	—	9.08	10.09	1,151,395.75		4.15	14

Class B
September 30, 2016	$8.70	.26	.16	.42	(.26)	(.26)	—	$8.86	4.87	$6,876	1.40[c]	2.96[c]	21
September 30, 2015	8.80	.28	(.09)	.19	(.29)	(.29)	—	8.70	2.13	7,141	1.38	3.20	16
September 30, 2014	8.44	.29	.36	.65	(.29)	(.29)	—[d,e]	8.80	7.81	7,516	1.38	3.41	6
September 30, 2013	9.08	.29	(.64)	(.35)	(.29)	(.29)	—	8.44	(3.99)	9,093	1.37	3.26	10
September 30, 2012	8.59	.31	.48	.79	(.30)	(.30)	—	9.08	9.39	10,912	1.38	3.50	14

Class C
September 30, 2016	$8.72	.25	.15	.40	(.24)	(.24)	—	$8.88	4.70	$40,983	1.55[c]	2.80[c]	21
September 30, 2015	8.81	.27	(.09)	.18	(.27)	(.27)	—	8.72	2.08	33,963	1.53	3.05	16
September 30, 2014	8.46	.28	.34	.62	(.27)	(.27)	—[d,e]	8.81	7.51	31,947	1.53	3.25	6
September 30, 2013	9.10	.28	(.65)	(.37)	(.27)	(.27)	—	8.46	(4.13)	36,599	1.52	3.12	10
September 30, 2012	8.61	.30	.48	.78	(.29)	(.29)	—	9.10	9.22	37,468	1.53	3.35	14

Class M
September 30, 2016	$8.73	.29	.16	.45	(.29)	(.29)	—	$8.89	5.22	$6,768	1.05[c]	3.30[c]	21
September 30, 2015	8.82	.31	(.08)	.23	(.32)	(.32)	—	8.73	2.59	6,179	1.03	3.55	16
September 30, 2014	8.47	.32	.35	.67	(.32)	(.32)	—[d,e]	8.82	8.04	6,553	1.03	3.75	6
September 30, 2013	9.11	.32	(.64)	(.32)	(.32)	(.32)	—	8.47	(3.64)	6,537	1.02	3.62	10
September 30, 2012	8.61	.34	.50	.84	(.34)	(.34)	—	9.11	9.89	6,555	1.03	3.86	14

Class Y
September 30, 2016	$8.72	.34	.15	.49	(.33)	(.33)	—	$8.88	5.75	$52,776	.55[c]	3.79[c]	21
September 30, 2015	8.81	.36	(.09)	.27	(.36)	(.36)	—	8.72	3.11	39,206.53		4.06	16
September 30, 2014	8.46	.36	.35	.71	(.36)	(.36)	—[d,e]	8.81	8.59	38,575.53		4.24	6
September 30, 2013	9.10	.37	(.65)	(.28)	(.36)	(.36)	—	8.46	(3.15)	27,268.52		4.11	10
September 30, 2012	8.60	.38	.50	.88	(.38)	(.38)	—	9.10	10.43	36,018.53		4.34	14

a Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

b Includes amounts paid through expense offset arrangements, if any (Note 2). Also excludes acquired fund fees, if any.

c Reflects a voluntary waiver of certain fund expenses in effect during the period. As a result of such waiver, the expenses of each class reflect a reduction of less than 0.01% as a percentage of average net assets (Note 2).

d Amount represents less than $0.01 per share.

e Reflects a non-recurring reimbursement pursuant to a settlement between the Securities and Exchange Commission (the SEC) and Morgan Stanley & Co. which amounted to less than $0.01 per share outstanding on December 3, 2013.

The accompanying notes are an integral part of these financial statements.

46 Tax Exempt Income Fund	Tax Exempt Income Fund 47

Notes to financial statements 9/30/16

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from October 1, 2015 through September 30, 2016.

Putnam Tax Exempt Income Fund (the fund) is a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The goal of the fund is to seek as high a level of current income exempt from federal income tax as Putnam Management believes to be consistent with preservation of capital. The fund invests mainly in bonds that pay interest that is exempt from federal income tax (but that may be subject to federal alternative minimum tax (AMT)), are investment-grade in quality, and have intermediate- to long-term maturities (three years or longer). Under normal circumstances, the fund invests at least 80% of its net assets in tax-exempt investments, which for purposes of this policy exclude investments paying interest subject to the federal AMT for individuals. This investment policy cannot be changed without the approval of the fund’s shareholders. Putnam Management may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell investments.

The fund offers class A, class B, class C, class M and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 4.00% and 3.25%, respectively. Class A shares generally are not subject to a contingent deferred sales charge, and class M and class Y shares are not subject to a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, are not subject to a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares are subject to a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. The expenses for class A, class B, class C, and class M shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, and class M shares, but do not bear a distribution fee. Class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees.

48 Tax Exempt Income Fund

If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Tax-exempt bonds and notes are generally valued on the basis of valuations provided by an independent pricing service approved by the Trustees. Such services use information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. These securities will generally be categorized as Level 2.

Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. All premiums/discounts are amortized/accreted on a yield-to-maturity basis. The premium in excess of the call price, if any, is amortized to the call date; thereafter, any remaining premium is amortized to maturity.

Securities purchased or sold on a forward commitment or delayed delivery basis may be settled at a future date beyond customary settlement time; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the fair value of the underlying securities or if the counterparty does not perform under the contract.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Prior to September 22, 2016, the fund participated in a $392.5 million syndicated unsecured committed line of credit provided by State Street ($292.5 million) and Northern Trust Company ($100 million)  and the same unsecured uncommitted line of credit.  Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the higher of (1) the Federal Funds rate and (2) the overnight LIBOR plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit plus a $25,000 flat fee (0.04% prior to September 22, 2016) and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% (0.16% prior to September 22, 2016) per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Tax Exempt Income Fund 49

Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

At September 30, 2016, the fund had a capital loss carryover of $31,389,407 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

Loss carryover

Short-term	Long-term	Total	Expiration

$4,308,422	$5,465,852	$9,774,274	*

6,919,758	N/A	6,919,758	September 30, 2017

13,617,607	N/A	13,617,607	September 30, 2018

1,077,768	N/A	1,077,768	September 30, 2019

* Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Distributions to shareholders Income dividends are recorded daily by the fund and are paid monthly. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from market discount and from straddle loss deferrals. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $1,344,915 to increase undistributed net investment income, $150,375 to decrease paid-in capital and $1,194,540 to increase accumulated net realized loss.

The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$92,459,095
Unrealized depreciation	(1,742,593)

Net unrealized appreciation	90,716,502
Undistributed ordinary income	694,431
Undistributed tax-exempt income	1,473,076
Capital loss carryforward	(31,389,407)
Cost for federal income tax purposes	$904,107,628

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are

50 Tax Exempt Income Fund

invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.590%	of the first $5 billion,	0.390%	of the next $50 billion,

0.540%	of the next $5 billion,	0.370%	of the next $50 billion,

0.490%	of the next $10 billion,	0.360%	of the next $100 billion and

0.440%	of the next $10 billion,	0.355%	of any excess thereafter.

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.435% of the fund’s average net assets.

Putnam Management has contractually agreed, through January 30, 2018, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Management may from time to time voluntarily undertake to waive fees and/or reimburse certain fund expenses. Any such waiver or reimbursement would be voluntary and may be modified or discontinued by Putnam Management at any time without notice. For the reporting period, Putnam Management voluntarily waived $11,566.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class M and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (“retail account”) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts.

Prior to September 1, 2016, Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class M and class Y shares that included (1) a per account fee for each retail account of the fund and each of the other funds in its specified category, which was totaled and then allocated to each fund in the category based on its average daily net assets; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Prior to September 1, 2016, Putnam Investor Services had agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes would not exceed an annual rate of 0.320% of the fund’s average assets attributable to such accounts.

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$599,790	Class M	4,439

Class B	4,798	Class Y	30,508

Class C	25,710	Total	$665,245

Tax Exempt Income Fund 51

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $7,460 under the expense offset arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $759, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C and class M shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C and class M shares, respectively. The Trustees have approved payment by the fund at the annual rate of 0.85%, 1.00% and 0.50% of the average net assets for class B, class C and class M shares, respectively. For class A shares, the annual payment rate will equal the weighted average of (i) 0.20% on the net assets of the fund attributable to class A shares purchased and paid for prior to April 1, 2005 and (ii) 0.25% on all other net assets of the fund attributable to class A shares. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class A	$1,924,908	Class M	32,965

Class B	60,562	Total	$2,400,326

Class C	381,891

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $65,433 and $176 from the sale of class A and class M shares, respectively, and received $1,071 and $2,220 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $27 on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales

Investments in securities (Long-term)	$238,552,952	$195,194,271

U.S. government securities (Long-term)	—	—

Total	$238,552,952	$195,194,271

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

52 Tax Exempt Income Fund

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Year ended 9/30/16		Year ended 9/30/15

Class A	Shares	Amount	Shares	Amount

Shares sold	11,673,645	$102,921,223	9,168,726	$80,614,042

Shares issued in connection with
reinvestment of distributions	3,012,367	26,574,539	3,296,124	28,961,637

	14,686,012	129,495,762	12,464,850	109,575,679

Shares repurchased	(11,854,653)	(104,367,373)	(15,219,930)	(133,797,885)

Net increase (decrease)	2,831,359	$25,128,389	(2,755,080)	$(24,222,206)

	Year ended 9/30/16		Year ended 9/30/15

Class B	Shares	Amount	Shares	Amount

Shares sold	131,741	$1,161,989	78,926	$695,847

Shares issued in connection with
reinvestment of distributions	20,455	180,433	22,559	198,283

	152,196	1,342,422	101,485	894,130

Shares repurchased	(196,699)	(1,736,734)	(135,260)	(1,193,053)

Net decrease	(44,503)	$(394,312)	(33,775)	$(298,923)

	Year ended 9/30/16		Year ended 9/30/15

Class C	Shares	Amount	Shares	Amount

Shares sold	1,315,212	$11,629,032	793,923	$6,992,386

Shares issued in connection with
reinvestment of distributions	95,012	840,284	92,581	815,075

	1,410,224	12,469,316	886,504	7,807,461

Shares repurchased	(688,970)	(6,109,276)	(616,254)	(5,421,407)

Net increase	721,254	$6,360,040	270,250	$2,386,054

	Year ended 9/30/16		Year ended 9/30/15

Class M	Shares	Amount	Shares	Amount

Shares sold	116,579	$1,028,704	78,471	$694,809

Shares issued in connection with
reinvestment of distributions	23,216	205,521	23,487	206,968

	139,795	1,234,225	101,958	901,777

Shares repurchased	(86,180)	(761,810)	(136,784)	(1,214,669)

Net increase (decrease)	53,615	$472,415	(34,826)	$(312,892)

	Year ended 9/30/16		Year ended 9/30/15

Class Y	Shares	Amount	Shares	Amount

Shares sold	2,571,688	$22,749,891	1,586,510	$13,934,018

Shares issued in connection with
reinvestment of distributions	154,398	1,366,247	144,356	1,271,425

	2,726,086	24,116,138	1,730,866	15,205,443

Shares repurchased	(1,277,818)	(11,303,358)	(1,611,452)	(14,180,479)

Net increase	1,448,268	$12,812,780	119,414	$1,024,964

Tax Exempt Income Fund 53

Note 5: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default.

54 Tax Exempt Income Fund

Federal tax information (Unaudited)

The fund has designated 99.49% of dividends paid from net investment income during the reporting period as tax exempt for Federal income tax purposes.

The Form 1099 that will be mailed to you in January 2017 will show the tax status of all distributions paid to your account in calendar 2016.

Tax Exempt Income Fund 55

About the Trustees

Independent Trustees

Liaquat Ahamed
Born 1952, Trustee since 2012
Principal occupations during past five years: Pulitzer Prize-winning author of *Lords of Finance: The Bankers Who Broke the World*, whose articles on economics have appeared in such publications as the *New York Times*, *Foreign Affairs*, and the *Financial Times*. Director of Aspen Insurance Co., a New York Stock Exchange company, and Chair of the Aspen Board's Investment Committee. Trustee of the Brookings Institution.

Other directorships: The Rohatyn Group, an emerging-market fund complex that manages money for institutions

Ravi Akhoury
Born 1947, Trustee since 2009
Principal occupations during past five years: Trustee of American India Foundation and of the Rubin Museum. From 1992 to 2007, was Chairman and CEO of MacKay Shields, a multi-product investment management firm.

Other directorships: RAGE Frameworks, Inc., a private software company; English Helper, Inc., a private software company

Barbara M. Baumann
Born 1955, Trustee since 2010
Principal occupations during past five years: President and Owner of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects. Current Board member of The Denver Foundation. Former Chair and current Board member of Girls Incorporated of Metro Denver. Member of the Finance Committee, the Children's Hospital of Colorado.

Other directorships: Buckeye Partners, L.P., a publicly traded master limited partnership focused on pipeline transport, storage, and distribution of petroleum products; Devon Energy Corporation, a leading independent natural gas and oil exploration and production company

Jameson A. Baxter
Born 1943, Trustee since 1994, Vice Chair from 2005 to 2011, and Chair since 2011
Principal occupations during past five years: President of Baxter Associates, Inc., a private investment firm. Chair of Mutual Fund Directors Forum. Chair Emeritus of the Board of Trustees of Mount Holyoke College. Director of the Adirondack Land Trust and Trustee of the Nature Conservancy's Adirondack Chapter.

Robert J. Darretta
Born 1946, Trustee since 2007
Principal occupations during past five years: From 2009 until 2012, served as Health Care Industry Advisor to Permira, a global private equity firm. Until April 2007, was Vice Chairman of the Board of Directors of Johnson & Johnson. Served as Johnson & Johnson's Chief Financial Officer for a decade.

Other directorships: UnitedHealth Group, a diversified health-care company

Katinka Domotorffy
Born 1975, Trustee since 2012
Principal occupations during past five years: Voting member of the Investment Committees of the Anne Ray Charitable Trust and Margaret A. Cargill Foundation, part of the Margaret A. Cargill Philanthropies. Until 2011, Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management.

Other directorships: Reach Out and Read of Greater New York, an organization dedicated to promoting childhood literacy; Great Lakes Science Center; College Now Greater Cleveland

John A. Hill
Born 1942, Trustee since 1985 and Chairman from 2000 to 2011
Principal occupations during past five years: Founder and Vice-Chairman of First Reserve Corporation, the leading private equity buyout firm focused on the worldwide energy industry. Trustee and Chairman of the Board of Trustees of Sarah Lawrence College. Member of the Advisory Board of the Millstein Center for Global Markets and Corporate Ownership at The Columbia University Law School.

56 Tax Exempt Income Fund

Paul L. Joskow

Born 1947, Trustee since 1997

Principal occupations during past five years: Economist and President of the Alfred P. Sloan Foundation, a philanthropic institution focused primarily on research and education on issues related to science, technology, and economic performance. Elizabeth and James Killian Professor of Economics, Emeritus at the Massachusetts Institute of Technology (MIT). Prior to 2007, served as the Director of the Center for Energy and Environmental Policy Research at MIT.

Other directorships: Yale University; Exelon Corporation, an energy company focused on power services; Boston Symphony Orchestra; Prior to April 2013, served as Director of TransCanada Corporation and TransCanada Pipelines Ltd., energy companies focused on natural gas transmission, oil pipelines and power services

Kenneth R. Leibler

Born 1949, Trustee since 2006 and Vice Chair since 2016

Principal occupations during past five years: Founder and former Chairman of Boston Options Exchange, an electronic marketplace for the trading of derivative securities. Vice Chairman Emeritus of the Board of Trustees of Beth Israel Deaconess Hospital in Boston, Massachusetts. Director of Beth Israel Deaconess Care Organization. Until November 2010, director of Ruder Finn Group, a global communications and advertising firm.

Other directorships: Eversource Corporation, which operates New England's largest energy delivery system

Robert E. Patterson

Born 1945, Trustee since 1984

Principal occupations during past five years: Co-Chairman of Cabot Properties, Inc., a private equity firm investing in commercial real estate, and Chairman or Co-Chairman of the Investment Committees for various Cabot Funds. Past Chairman and Trustee of the Joslin Diabetes Center.

George Putnam, III

Born 1951, Trustee since 1984

Principal occupations during past five years: Chairman of New Generation Research, Inc., a publisher of financial advisory and other research services. Founder and President of New Generation Advisors, LLC, a registered investment advisor to private funds. Director of The Boston Family Office, LLC, a registered investment advisor.

W. Thomas Stephens

Born 1942, Trustee from 1997 to 2008 and since 2009

Principal occupations during past five years: Retired as Chairman and Chief Executive Officer of Boise Cascade, LLC, a paper, forest products, and timberland assets company, in December 2008. Prior to 2010, Director of Boise Inc., a manufacturer of paper and packaging products.

Other directorships: Prior to April 2014, served as Director of TransCanada Pipelines Ltd., an energy infrastructure company

Interested Trustee

Robert L. Reynolds*

Born 1952, Trustee since 2008 and President of the Putnam Funds since 2009

Principal occupations during past five years: President and Chief Executive Officer of Putnam Investments since 2008 and, since 2014, President and Chief Executive Officer of Great-West Financial, a financial services company that provides retirement savings plans, life insurance, and annuity and executive benefits products, and of Great-West Lifeco U.S. Inc., a holding company that owns Putnam Investments and Great-West Financial. Prior to joining Putnam Investments, served as Vice Chairman and Chief Operating Officer of Fidelity Investments from 2000 to 2007.

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Investments. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of September 30, 2016, there were 116 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

Tax Exempt Income Fund 57

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Janet C. Smith (Born 1965)
Executive Vice President, Principal Executive	Vice President, Principal Accounting Officer,
Officer, and Compliance Liaison	and Assistant Treasurer
Since 2004	Since 2007
Director of Fund Administration Services,
Steven D. Krichmar (Born 1958)	Putnam Investments and Putnam Management
Vice President and Principal Financial Officer
Since 2002	Susan G. Malloy (Born 1957)
Chief of Operations, Putnam Investments and	Vice President and Assistant Treasurer
Putnam Management	Since 2007
Director of Accounting & Control Services,
Robert T. Burns (Born 1961)	Putnam Investments and Putnam Management
Vice President and Chief Legal Officer
Since 2011	James P. Pappas (Born 1953)
General Counsel, Putnam Investments, Putnam	Vice President
Management, and Putnam Retail Management	Since 2004
Director of Trustee Relations,
James F. Clark (Born 1974)	Putnam Investments and Putnam Management
Vice President and Chief Compliance Officer
Since 2016	Mark C. Trenchard (Born 1962)
Chief Compliance Officer, Putnam Investments	Vice President and BSA Compliance Officer
and Putnam Management	Since 2002
Director of Operational Compliance,
Michael J. Higgins (Born 1976)	Putnam Investments and Putnam
Vice President, Treasurer, and Clerk	Retail Management
Since 2010
Nancy E. Florek (Born 1957)
Vice President, Director of Proxy Voting
and Corporate Governance, Assistant Clerk,
and Associate Treasurer
Since 2000

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each officer is One Post Office Square, Boston, MA 02109.

58 Tax Exempt Income Fund

Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, contact your financial advisor or call Putnam Investor Services at 1-800-225-1581. Please read the prospectus carefully before investing.

Growth	International Value Fund
Growth Opportunities Fund	Multi-Cap Value Fund
International Growth Fund	Small Cap Value Fund
Multi-Cap Growth Fund
Small Cap Growth Fund	Income
Voyager Fund	American Government Income Fund
Diversified Income Trust
Blend	Emerging Markets Income Fund
Asia Pacific Equity Fund	Floating Rate Income Fund
Capital Opportunities Fund	Global Income Trust
Capital Spectrum Fund	Government Money Market Fund*
Emerging Markets Equity Fund	High Yield Advantage Fund
Equity Spectrum Fund	High Yield Trust
Europe Equity Fund	Income Fund
Global Equity Fund	Money Market Fund**
International Capital Opportunities Fund	Short Duration Income Fund
International Equity Fund	U.S. Government Income Trust
Investors Fund
Low Volatility Equity Fund	Tax-free Income
Multi-Cap Core Fund	AMT-Free Municipal Fund
Research Fund	Intermediate-Term Municipal Income Fund
Strategic Volatility Equity Fund	Short-Term Municipal Income Fund
Tax Exempt Income Fund
Value	Tax-Free High Yield Fund
Convertible Securities Fund
Equity Income Fund	State tax-free income funds†:
Global Dividend Fund	Arizona, California, Massachusetts, Michigan,
The Putnam Fund for Growth and Income	Minnesota, New Jersey, New York, Ohio,
and Pennsylvania.

Tax Exempt Income Fund 59

Absolute Return	Retirement Income Lifestyle Funds —
Absolute Return 100 Fund®	portfolios with managed allocations to
Absolute Return 300 Fund®	stocks, bonds, and money market
Absolute Return 500 Fund®	investments to generate retirement income.
Absolute Return 700 Fund®
Retirement Income Fund Lifestyle 1
Global Sector	Retirement Income Fund Lifestyle 2
Global Consumer Fund	Retirement Income Fund Lifestyle 3
Global Energy Fund
Global Financials Fund	RetirementReady® Funds — portfolios with
Global Health Care Fund	adjusting allocations to stocks, bonds, and
Global Industrials Fund	money market instruments, becoming more
Global Natural Resources Fund	conservative over time.
Global Sector Fund
Global Technology Fund	RetirementReady® 2060 Fund
Global Telecommunications Fund	RetirementReady® 2055 Fund
Global Utilities Fund	RetirementReady® 2050 Fund
RetirementReady® 2045 Fund
Asset Allocation	RetirementReady® 2040 Fund
George Putnam Balanced Fund	RetirementReady® 2035 Fund
RetirementReady® 2030 Fund
Global Asset Allocation Funds — four	RetirementReady® 2025 Fund
investment portfolios that spread your	RetirementReady® 2020 Fund
money across a variety of stocks, bonds, and
money market instruments.

Dynamic Asset Allocation Balanced Fund
Dynamic Asset Allocation Conservative Fund
Dynamic Asset Allocation Growth Fund
Dynamic Risk Allocation Fund

* You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

** You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

† Not available in all states.

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

60 Tax Exempt Income Fund

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	James F. Clark
Putnam Investment	Jameson A. Baxter, Chair	Vice President and
Management, LLC	Kenneth R. Leibler, Vice Chair	Chief Compliance Officer
One Post Office Square	Liaquat Ahamed
Boston, MA 02109	Ravi Akhoury	Michael J. Higgins
	Barbara M. Baumann	Vice President, Treasurer,
Investment Sub-Advisor	Robert J. Darretta	and Clerk
Putnam Investments Limited	Katinka Domotorffy
57–59 St James’s Street	John A. Hill	Janet C. Smith
London, England SW1A 1LD	Paul L. Joskow	Vice President,
	Robert E. Patterson	Principal Accounting Officer,
Marketing Services	George Putnam, III	and Assistant Treasurer
Putnam Retail Management	Robert L. Reynolds
One Post Office Square	W. Thomas Stephens	Susan G. Malloy
Boston, MA 02109		Vice President and
	Officers	Assistant Treasurer
Custodian	Robert L. Reynolds
State Street Bank	President	James P. Pappas
and Trust Company		Vice President
Jonathan S. Horwitz
Legal Counsel	Executive Vice President,	Mark C. Trenchard
Ropes & Gray LLP	Principal Executive Officer, and	Vice President and
	Compliance Liaison	BSA Compliance Officer
Independent Registered
Public Accounting Firm	Steven D. Krichmar	Nancy E. Florek
KPMG LLP	Vice President and	Vice President, Director of
	Principal Financial Officer	Proxy Voting and Corporate
Governance, Assistant Clerk,
	Robert T. Burns	and Associate Treasurer
Vice President and
Chief Legal Officer

This report is for the information of shareholders of Putnam Tax Exempt Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam
INVESTMENTS

One Post Office Square
Boston, MA 02109

1-800-225-1581
putnam.com

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Electronic service requested

Go paperless: Log on to putnam.com or scan this code to update your mailing options.

AN041 303080 11/16

Item 2. Code of Ethics:

(a) The fund's principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In November 2015, the Code of Ethics of Putnam Investment Management, LLC was amended. The key changes to the Code of Ethics are as follows: (i) Non-Access Persons are no longer required to pre-clear their trades, (ii) a new provision governing conflicts of interest has been added, (iii) modifying certain provisions of the pre-clearance requirements, Contra-Trading Rule and 60-Day Short-Term Rule, (iv) modifying and adding language relating to reporting of unethical or illegal acts, including anti-retaliation provision, and (v) certain other changes.

Item 3. Audit Committee Financial Expert:

The Funds' Audit, Compliance and Distributions Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each of the members of the Audit, Compliance and Distributions Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Darretta, Mr. Patterson, Mr. Hill, and Ms. Baumann qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated, and the funds' amended and restated agreement and Declaration of Trust provides, that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit, Compliance and Distribution Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund's independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

September 30, 2016	$64,343	$ —	$7,000	$ —
September 30, 2015	$62,224	$ —	$6,750	$ —

For the fiscal years ended September 30, 2016 and September 30, 2015, the fund's independent auditor billed aggregate non-audit fees in the amounts of $7,000 and $6,750 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund's last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund's last two fiscal years for services traditionally performed by the fund's auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund's last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit, Compliance and Distributions Committee. The Audit, Compliance and Distributions Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds' independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit, Compliance and Distributions Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds' independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund's independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

September 30, 2016	$ —	$ —	$ —	$ —

September 30, 2015	$ —	$ —	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant's schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Tax Exempt Income Fund

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: November 28, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: November 28, 2016

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: November 28, 2016